Exhibit B

REPÚBLICA ORIENTAL DEL URUGUAY

as Issuer

BANCO CENTRAL DEL URUGUAY

as Financial Agent

and

THE BANK OF NEW YORK

as Trustee

TRUST INDENTURE

dated as of [     ]

DEBT SECURITIES

i

TABLE OF CONTENTS
(continued)

ii

TABLE OF CONTENTS
(continued)

		Page

	ARTICLE NINE MISCELLANEOUS PROVISIONS

SECTION 9.1.	Officers and Directors of Republic and Banco Central Exempt from Individual Liability	30
SECTION 9.2.	Provisions of Indenture for the Sole Benefit of Parties and Holders	30
SECTION 9.3.	Successors and Assigns of the Republic and Banco Central Bound by Indenture	30
SECTION 9.4.	Notices and Demands on Trustee and Holders	30
SECTION 9.5.	Officers’ Certificates and Opinions of Counsel; Statements to Be Contained Therein	31
SECTION 9.6.	Payments Due on Non-Business Days	32
SECTION 9.7.	Governing Law; Consent to Jurisdiction; Waiver of Immunities	32
SECTION 9.8.	Counterparts	33
SECTION 9.9.	Waiver of Jury Trial	33
SECTION 9.10.	Effect of Headings	34

	ARTICLE TEN PROVISIONS FOR MEETINGS OF HOLDERS

SECTION 10.1.	Meeting of Holders	34

	ARTICLE ELEVEN MODIFICATIONS

SECTION 11.1.	Modifications	35
SECTION 11.2.	Modifications Affecting Debt Securities of a Single Series	36
SECTION 11.3.	Reserve Matter Modifications Affecting Debt Securities of Multiple Series	36
SECTION 11.4.	Modifications in the Context of Exchange Offers	36
SECTION 11.5.	Reopening and New Issuance of Debt Securities	36
SECTION 11.6.	Binding Effect	37
SECTION 11.7.	Information	37
SECTION 11.8.	Certain Definitions	37
SIGNATURE PAGE		39

EXHIBIT A	Form of Face of Global Security
EXHIBIT B	From of Face of Certificated Debt Security
EXHIBIT C	Form of Reverse of Debt Security—Terms and Conditions
EXHIBIT D	Form of Authorization
EXHIBIT E	Form of Incumbency Certificate
EXHIBIT F	Form of Transfer Certificate

iii

     THIS TRUST INDENTURE (the “Indenture”), dated as of [     ] among REPÚBLICA ORIENTAL DEL URUGUAY (the “Republic”), its financial agent, BANCO CENTRAL DEL URUGUAY (“Banco Central”), and The Bank of New York, a New York banking corporation, as trustee (the “Trustee”),

W I T N E S S E T H :

          WHEREAS, the Republic has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes, bonds or other evidences of indebtedness (herein generally called the “Debt Securities”), to be issued in one or more series (each, a “Series”), as provided in this Indenture; and

          WHEREAS, all things necessary have been done to make this Indenture a valid agreement of the Republic in accordance with its terms;

          NOW, THEREFORE:

          In consideration of the premises and the purchases of the Debt Securities by the Holders thereof, each of the Republic, Banco Central and the Trustee mutually covenant and agree, for the equal and proportionate benefit of all Holders from time to time of the Debt Securities, as follows:

ARTICLE ONE

DEFINITIONS

          SECTION 1.1. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

          “Additional Amounts” shall have the meaning set forth in paragraph 3(a) of the Terms.

          “Authorized Officers” means the persons designated from time to time by a Decree of the Ministry of Economy and Finance of the Republic to sign Debt Securities on the Republic’s behalf.

          “Authorized Representatives” shall have the meaning set forth in Section 2.3.

          “Authorization” shall have the meaning set forth in Section 2.1(c).

          “Banco Central” means Banco Central del Uruguay.

           “Banco Central Officer” means the President of Banco Central and any other person to whom authority to act on behalf of Banco Central is granted by law or delegated by the Board of Directors of Banco Central.

          “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City (or in the city where the relevant paying or transfer agent is located) are required or authorized by law to close.

          “Corporate Trust Office” means the principal corporate trust office of the Trustee, which at the date of execution hereof is located at 101 Barclay Street, Floor 21 West, New York, NY 10286, Attn: Global Finance Unit, Fax: 212-815-5802/5803.

          “Debt Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture.

          “Depositary” means, with respect to the Debt Securities of any Series issued in whole or in part in the form of one or more Global Securities, DTC or such other Person as shall be designated as Depositary by the Republic or Banco Central on behalf of the Republic pursuant to Section 2.5(d) until a successor Depositary shall have been appointed pursuant to the applicable provision of this Indenture, and thereafter “Depositary” shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, “Depositary” as used with respect to the Debt Securities of any Series shall mean the Depositary with respect to the Debt Securities of such Series.

          “Dollar” or “$” means such currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

          “DTC” means The Depository Trust Company of New York, a New York corporation.

          “Event of Default”, in respect of any Series of Debt Securities, means any event or condition specified as such in the terms and conditions for such Series.

          “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

          “Global Security” means a Debt Security evidencing all or part of a Series of Debt Securities, issued to the Depositary for such Series in accordance with Article Two and bearing the legend prescribed in Section 2.5(c).

          “Holder” means the Person in whose name a Debt Security is registered in the Register.

          “Immunities Act” shall have the meaning set forth in Section 9.7(d).

          “Incumbency Certificate” shall have the meaning set forth in Section 2.3.

          “Indenture” means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented and, unless the context otherwise requires, shall include the Terms of a particular Series of Debt Securities established pursuant to Section 2.1(c).

          “Majority” means greater than 50%.

          “Modification” shall have the meaning set forth in Section 11.1.

          “Non-Reserve Matter” shall have the meaning set forth in Section 11.8.

          “Officer’s Certificate” means, as the context requires, a certificate signed by the appropriate Authorized Representative or Representatives, in the case of the Republic, or the appropriate Banco Central Officer or Officers, in the case of Banco Central.

          “Opinion of Counsel” means an opinion in writing signed by legal counsel who is an employee of or counsel to the Republic, Banco Central or the Trustee, as applicable

          “Outstanding” shall have the meaning set forth in Section 11.8.

          “Payment Date” shall have the meaning set forth in Section 3.4(a).

          “Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          “Process Agent” shall have the meaning set forth in Section 9.7(b).

          “Public Sector Instrumentality” shall have the meaning set forth in Section 6.4(a).

          “Record” shall have the meaning set forth in Section 2.6(a).

          “Register” shall have the meaning set forth in Section 2.6(a).

          “Republic” means República Oriental del Uruguay.

          “Reserve Matter Modification” shall have the meaning shall have the meaning set forth in Section 11.8.

          “Reserve Matters” shall have the meaning set forth in Section 11.8.

          “Responsible Officer” shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

          “Series” shall have the meaning stated in the recitals of this Indenture.

           “Terms”, with respect to any Series of Debt Securities, shall have the meaning set forth in Section 2.1(b).

          “Trustee” means The Bank of New York until any successor trustee for any Series shall have become such pursuant to Article Five, and thereafter shall mean or include each Person who is a Trustee for one or more Series hereunder. If at any time there is more than one Trustee, then “Trustee” as used with respect to the Debt Securities of any Series shall mean the Trustee with respect to that Series.

          SECTION 1.2. New York Time. All times referred to in this Indenture or the Debt Securities are local time in the City of New York, United States of America, except as otherwise specified.

ARTICLE TWO

THE DEBT SECURITIES

          SECTION 2.1. Issuable in Series; Amount Unlimited. (a) The Republic may from time to time issue Debt Securities in one or more separate Series. The aggregate principal amount of Debt Securities that may be authenticated and delivered under this Indenture is unlimited.

          (b) Debt Securities of all Series shall contain or incorporate by reference the terms and conditions (the “Terms”) set forth in Exhibit C hereto, except to the extent modified or superseded by the terms set forth in the Authorization with respect to a specific Series.

          (c) The specific terms of each Series of Debt Securities shall be authorized by the Republic in an authorization (each, an “Authorization”) substantially in the form set forth in Exhibit D hereto, executed on behalf of the Republic, which shall set forth the following with respect to that Series:

(i) the title of the Debt Securities of that Series (which shall distinguish the Debt Securities of that Series from all other Series of Debt Securities);

(ii) the limit, if any, upon the aggregate principal amount of Debt Securities of that Series that may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Debt Securities of that Series pursuant to the provisions hereof or of the Debt Securities of that Series);

(iii) the dates on which or periods during which the Debt Securities of that Series may be issued, and the dates on, or the range of dates within which, the principal of (and premium, if any, on) the Debt Securities of that Series are or may be payable;

(iv) the rate or rates or the method of determination thereof at which the Debt Securities of that Series shall bear interest, if any, the date or dates from which such interest shall accrue, the Payment Dates on which such interest shall be payable, and the method, if any, for determining the Holders of the Debt Securities of that Series to whom any such interest will be payable;

(v) the places, if any, in addition to or instead of the Corporate Trust Office of the Trustee, where the principal of (and premium, if any) and interest on Debt Securities of that Series shall be payable;

(vi) the obligation, if any, of the Republic to redeem or purchase Debt Securities of that Series pursuant to any sinking fund or analogous provisions or at the option of a Holder and the periods within which or the dates on which, the prices at which and the terms and conditions upon which Debt Securities of that Series shall be redeemed or repurchased, in whole or in part, pursuant to such obligation;

(vii) the periods within which or the dates on which, the prices at which and the terms and conditions upon which Debt Securities of that Series may be redeemed, if any, in whole or in part, at the option of the Republic or otherwise;

(viii) if other than denominations of any integral multiple of $1,000, the denominations in which individual Debt Securities of that Series shall be issuable;

(ix) whether the Debt Securities of that Series are to be issued as Discount Securities and the amount of discount with which that Debt Securities shall be issued;

(x) provisions, if any, for the defeasance of Debt Securities of that Series;

(xi) whether the Debt Securities of that Series are to be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities and the terms and conditions, if any, upon which interests in such Global Security or Securities may be exchanged in whole or in part for the definitive Debt Securities represented thereby;

(xii) if other than Dollars, the currency in which Debt Securities of that Series shall be denominated or in which payment of the principal of (and premium, if any) and interest on Debt Securities of that Series may be made and any other terms concerning such payment;

(xiii) if the principal of (and, premium, if any) or interest on Debt Securities of that Series are to be payable, at the election of the Republic or a Holder thereof, in a currency other than that in which the Debt Securities are denominated or payable without such election, the periods within which and the terms and conditions upon which such election may be made and the time and the manner of determining the exchange rate between the currency in which the Debt Securities are denominated or payable without such election and the currency in which the Debt Securities are to be paid if such election is made;

(xiv) any additional Events of Default or restrictive covenants provided for with respect to Debt Securities of that Series;

(xv) any other terms of that Series (which terms shall not be inconsistent with the provisions of this Indenture); and

(xvi) CUSIP or other identifying numbers with respect to the Securities.

     All Debt Securities of any one Series shall be substantially identical except as to denomination and as may otherwise be provided in the Authorization for, or any supplemental indenture with respect to, that Series.

          SECTION 2.2. Authentication and Delivery of Debt Securities. Upon the execution and delivery of this Indenture, or from time to time thereafter, Debt Securities of any Series in an aggregate principal amount not in excess of such principal amount as shall have been set forth in an Authorization for such Series may be executed and delivered by the Republic to the Trustee for authentication, accompanied by an Officer’s Certificate of the Republic directing such authentication, and the Trustee shall thereupon authenticate and deliver such Debt Securities to or upon the written order of the Republic, signed by an Authorized Representative, without any further action by the Republic.

          SECTION 2.3. Execution of Debt Securities. (a) The Debt Securities of any Series shall be signed on behalf of the Republic by three Authorized Officers. Each such signature may be the manual or facsimile signature of the Authorized Officer. With the delivery of this Indenture, the Republic is furnishing, and from time to time thereafter may furnish, a certificate substantially in the form of Exhibit E (an “Incumbency Certificate”), identifying and certifying the incumbency and specimen (and facsimile) signature(s) of (i) the Authorized Officers, and (ii) the person or persons (“Authorized Representative(s)”) authorized to act and to give and receive instructions and notices on behalf of the Republic hereunder. Until the Trustee receives a subsequent Incumbency Certificate, the Trustee shall be entitled to rely on the last Incumbency Certificate delivered to it for purposes of determining the Authorized Officers and Authorized Representative(s). Typographical and other minor errors or defects in any signature shall not affect the validity or enforceability of any Debt Security which has been duly authenticated and delivered by the Trustee.

          (b) In case any Authorized Officer who shall have signed any of the Debt Securities shall cease to be an Authorized Officer before the Debt Security so signed shall be authenticated and delivered by the Trustee or disposed of by or on behalf of the Republic, such Debt Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Debt Security had not ceased to be an Authorized Officer; and any Debt Security may be signed on behalf of the Republic by such persons as, at the actual date of the execution of such Debt Security, shall be Authorized Officers, although at the date of the execution and delivery of this Indenture any such person was not an Authorized Officer.

          SECTION 2.4. Certificate of Authentication. Only such Debt Securities as shall bear thereon a certification of authentication substantially as set forth below in this Section 2.4, executed by the Trustee by manual or facsimile signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certification by the Trustee upon any Debt Security executed by or on behalf of the Republic shall be conclusive evidence that the Debt Security so authenticated has been duly authenticated and delivered hereunder and that the Holder thereof is entitled to the benefits of this Indenture.

          TRUSTEE’S CERTIFICATE OF AUTHENTICATION

          This is one of the Debt Securities issued under the within-mentioned Indenture.

[ ], as Trustee

Dated:	By

Authorized Signatory

          SECTION 2.5. Form of Debt Securities. (a) The Debt Securities of each Series will be issued in fully registered form without coupons, substantially in the form of Exhibit A hereto (for Global Securities), Exhibit B hereto (for definitive Debt Securities) or such other form as shall be set forth in the Authorization for such Series.

          (b) Each Debt Security shall be dated the date of its authentication.

          (c) If the Republic shall establish pursuant to an Authorization that the Debt Securities of a Series are to be issued in whole or in part in the form of one or more Global Securities, then the Authorized Officers shall execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent an aggregate amount equal to the aggregate principal amount of the Debt Securities of such Series to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instruction and (iv) shall bear a legend substantially to the following effect: “Unless and until it is exchanged in whole or in part for the individual Debt Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.”

          (d) Each Depositary designated pursuant to this Section must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

          (e) If at any time the Depositary for any Series of Debt Securities represented by a Global Security notifies the Republic or Banco Central acting on behalf of the Republic that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for such Global Security ceases to be a “clearing agency” registered under the Exchange Act or if at any time the Depositary for such Global Security shall no longer be eligible to act as such under this Section 2.5, the Republic or Banco Central acting on behalf of the Republic shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Republic or Banco Central within 90 days after the Republic or Banco Central receives notice from the Depositary or becomes aware of such ineligibility, the Republic’s election pursuant to this Section 2.5 that

Debt Securities of that Series be represented by a Global Security shall no longer be effective and the Republic will execute, and the Trustee, upon receipt of an Officer’s Certificate of the Republic directing the authentication and delivery of definitive Debt Securities and an adequate supply of definitive Debt Securities, will authenticate and deliver, without charge, definitive Debt Securities of that Series in any authorized denominations in an aggregate principal amount equal to the principal amount of such Global Security in exchange for such Global Security.

          (f) If the Trustee has instituted or has been directed to institute any judicial proceeding in a court to enforce the rights of the Holders of Debt Securities of any Series thereunder and the Trustee has been advised by counsel that in connection with such proceeding it is necessary or appropriate for the Trustee to obtain possession of the Debt Securities of such Series, the Trustee may in its sole discretion determine that the Debt Securities of such Series represented by a Global Security or Securities shall no longer be represented by such Global Security or Securities. Additionally, the Republic, at its option, may determine to terminate the book-entry system through the Depositary for any Series and make definitive Debt Securities of such Series available to the Holders of Debt Securities of such Series or their nominees. In either such event, the Republic hereby agrees to execute and the Trustee, upon receipt from the Republic of an adequate supply of definitive Debt Securities of such Series, will authenticate and deliver, in exchange for Global Securities of such Series, definitive Debt Securities of such Series (and, if the Trustee has in its possession definitive Debt Securities of such Series previously executed by the Republic, the Trustee will authenticate and deliver such definitive Debt Securities), in authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Securities of such Series.

          (g) Definitive Debt Securities will only be issued in exchange for interests in a Global Security pursuant to Section 2.5(e) and 2.5(f) hereof.

          SECTION 2.6. Registration, Transfer and Exchange of Debt Securities. (a) The Republic will keep books for the exchange and registration of Debt Securities at the Corporate Trust Office. The Trustee will keep a record of all Debt Securities (the “Register”) at said office. The Register will show the principal amount of each Series of Debt Securities, the date of issue, all subsequent transfers and changes of ownership in respect thereof and the names, tax identifying numbers and addresses of the Holders of each Series. The Trustee will also maintain a record (the “Record”) which will include notations as to whether Debt Securities have been paid or cancelled, and, in the case of mutilated, destroyed, stolen or lost Debt Securities, whether such Debt Securities have been replaced. In the case of the replacement of any of the Debt Securities, the Record will include notations of the Debt Security so replaced, and the Debt Security issued in replacement thereof. In the case of the cancellation of any Series of Debt Securities, the Record will include notations of the Series of Debt Securities so cancelled and the date on which such Series was cancelled. The Trustee shall at all reasonable times upon reasonable notice during office hours make the Register and the Record available to the Republic, Banco Central acting on behalf of the Republic or any Person authorized by the Republic or Banco Central acting on behalf of the Republic in writing for inspection and for the taking of copies thereof or extracts therefrom, and at the sole expense of the Republic, the Trustee shall deliver to such Persons all lists of Holders of Debt Securities, their addresses and amounts of such holdings as such Person may request.

          The Register and the Record shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time.

          (b) Subject to the requirements of paragraph 7(c) of the Terms, the Holder of a Definitive Security may transfer the same in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by surrendering such Definitive Security at the Corporate Trust Office or at the office of any paying agent, together with an executed instrument of transfer substantially in the form of Exhibit F to this Indenture. In exchange for a Definitive Security of any Series properly presented for transfer, the Trustee shall, within three Business Days of such request if made at such Corporate Trust Office, or within ten Business Days if made at the office of a paying agent (other than the Trustee), authenticate and deliver at such Corporate Trust Office or at the office of such paying agent, as the case may be, to the transferee or send by first class mail (at the risk of the transferee) to such address as the transferee may request, a Definitive Security or Securities, as the case may require, of such Series for like aggregate principal amount and of such authorized denomination or denominations as may be requested. The presentation for transfer of any Definitive Security shall not be valid unless made at the Corporate Trust Office in The City of New York or at the office of a paying agent by the registered Holder in person, or by a duly authorized attorney-in-fact. The Republic shall ensure that the Trustee shall be provided with an adequate supply of definitive Debt Securities for authentication and delivery pursuant to the terms of this Section 2.6(b).

          (c) Subject to the requirements of paragraph 7(b) of the Terms, at the option of the Holder, a Definitive Security may at any time be presented for exchange into an equal aggregate principal amount of definitive Debt Securities in different authorized denominations, but only at the Corporate Trust Office or at the office of a paying agent (other than the Trustee) together with a written request for the exchange. Subject to this Section 2.6(c) and paragraph 7(b) of the Terms, in exchange for a Definitive Security of any Series properly presented for exchange, the Trustee shall, within three Business Days of such request if made at such Corporate Trust Office, or within ten Business Days if made at the office of a paying agent (other than the Trustee), authenticate and deliver a Definitive Security or Securities of such Series for a like aggregate principal amount and of such authorized denomination or denominations as may be requested. The Republic shall ensure that the Trustee shall be provided with an adequate supply of definitive Debt Securities for authentication and delivery pursuant to the terms of this Section 2.6(c).

          (d) The costs and expenses of effecting any transfer, registration or exchange pursuant to this Section 2.6 shall be borne by the Republic except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or governmental charge or insurance charge that may be imposed in relation thereto. Registration of the transfer of a Debt Security by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

          SECTION 2.7. Mutilated, Defaced, Destroyed, Stolen and Lost Debt Securities; Cancellation and Destruction of Debt Securities. (a) The Republic shall execute and deliver to the Trustee Debt Securities in such amounts and at such times as to enable the Trustee to fulfill its responsibilities under this Indenture and the Debt Securities.

           (b) The Trustee is hereby authorized, in accordance with and subject to the conditions set forth in paragraph 7(a) of the Terms, to authenticate and deliver from time to time Debt Securities of any Series in exchange for or in lieu of Debt Securities of such Series which become mutilated, defaced, destroyed, stolen or lost. Each Debt Security delivered in exchange for or in lieu of any Debt Security shall carry all the rights to interest (including rights to accrued and unpaid interest) which were carried by such Debt Security.

          (c) All Debt Securities surrendered for payment or exchange shall be delivered to the Trustee. The Trustee shall cancel and disposed of all such Debt Securities surrendered for payment or exchange, as it may determine, and shall deliver a certificate of disposition to the Republic.

          (d) Upon the issuance of any substitute Debt Security, the Holder of such Debt Security, if so requested by the Republic or Banco Central acting on behalf of the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Debt Security.

          (e) Each of the Republic and Banco Central agrees not to acquire any beneficial interest in any Debt Securities unless it notifies the Trustee of such acquisition immediately prior thereto.

          (f) All Debt Securities issued upon any transfer or exchange of Debt Securities shall be valid obligations of the Republic, evidencing the same debt and entitled to the same benefits under this Indenture, as the Debt Securities surrendered upon such transfer or exchange.

ARTICLE THREE

COVENANTS

          SECTION 3.1. Payment of Principal and Interest. The Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and interest (including Additional Amounts) on each of the Debt Securities and any other payments to be made by the Republic under the Debt Securities and this Indenture, at the place or places, at the respective times and in the manner provided in the Debt Securities and this Indenture.

          SECTION 3.2. Offices for Payments. So long as any of the Debt Securities remain Outstanding, the Republic will maintain in New York City the following: (a) an office or agency where the Debt Securities may be presented for payment, (b) an office or agency where the Debt Securities may be presented for exchange, transfer and registration of transfer as in this Indenture provided and (c) an office or agency where notices and demands to or upon the Republic in respect of the Debt Securities or of this Indenture may be served. The Republic hereby initially designates the Corporate Trust Office as the office or agency for each such purpose and as the place where the Register will be maintained. In case the Republic shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office. If any Series of Debt Securities are listed on the

Luxembourg Stock Exchange and the Luxembourg Stock Exchange so requires, the Republic will maintain a paying agent in Luxembourg for such Series. The Republic or Banco Central acting on behalf of the Republic will give to the Trustee prompt written notice of the location of any such office or agency and of any change of location thereof.

          SECTION 3.3. Appointment to Fill a Vacancy in Office of Trustee. The Republic or Banco Central acting on behalf of the Republic, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 5.9, a Trustee, so that there shall at all times be a Trustee hereunder for each Series of Debt Securities.

          SECTION 3.4. Payments. (a) In order to provide for the payment of principal of and interest (including Additional Amounts) on the Debt Securities as the same shall become due and payable, the Republic hereby agrees to pay or to cause to be paid to the account of the Trustee at the Corporate Trust Office (or, in the case of payments denominated in a currency other than Dollars, at such other place as set forth in an Authorization), at least one Business Day prior to each interest payment date or the maturity date (each, a “Payment Date”) of such Debt Securities, not later than 10:00 a.m. on the Business Day prior to each Payment Date, in such coin or currency of the United States of America (or in such other currency as shall be specified in the Terms of the Debt Securities of the Series with respect to which payment is to be made) as at the time of payment shall be legal tender for the payment of public and private debts, in immediately available funds, an amount which (together with any funds then held by the Trustee and available for the purpose) shall be sufficient to pay the aggregate amount of interest (including Additional Amounts) or principal or both, as the case may be, becoming due in respect of such Debt Securities on such Payment Date. The Trustee shall apply such amount to the payment due on such date and, pending such application, such amounts shall be held in trust by the Trustee for the benefit of the Persons entitled thereto and the Republic shall have no proprietary interest in such amounts.

          (b) At least five Business Days prior to the first date for payment of interest on each Series of Debt Securities and, if there has been any change with respect to the matters set forth in the below-mentioned certificate, at least five Business Days prior to each date thereafter for the payment of principal of or interest on such Debt Securities, the Republic or Banco Central acting on behalf of the Republic shall furnish the Trustee with a certificate of any one of the Authorized Representatives specifically instructing the Trustee as to any circumstances in which payments of principal of or interest on such Debt Securities due on such date shall be subject to deduction or withholding for or on account of any taxes described in paragraph 3(a) of the Terms and the rate of any such deduction or withholding. If any such deduction or withholding shall be required and if the Republic therefore becomes liable to pay Additional Amounts pursuant to paragraph 3(a) of the Terms, then at least five Business Days prior to the date of any such payment of principal or interest, the Republic or Banco Central acting on behalf of the Republic will furnish the Trustee with a certificate which specifies the amount required to be withheld on such payment to Holders of such Debt Securities and the Additional Amounts, if any, due to Holders of such Debt Securities, and simultaneously will pay to the Trustee such Additional Amounts as shall be required to be paid to such Holders.

          (c) Whenever the Republic or Banco Central acting on behalf of the Republic shall appoint a paying agent other than the Trustee for the purpose of paying amounts due in respect of the Debt Securities of any Series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, the Republic and Banco Central subject to the provisions of this Section,

(i) that it will hold all sums received by it as such agent for the payment of the Debt Securities of that Series in trust for the benefit of the Holders of the Debt Securities of that Series or of the Trustee,

(ii) that it will give the Trustee prompt notice of any failure by the Republic to make any payment of the principal of or interest or any Additional Amounts on the Debt Securities of that Series and any other payments to be made by or on behalf of the Republic under this Indenture, when the same shall be due and payable, and

(iii) that it will pay any such sums so held in trust by it to the Trustee upon the Trustee’s written request at any time during the continuance of a failure referred to in clause (ii) above.

          Anything in this Section to the contrary notwithstanding, the Republic may at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

          Anything in this Section to the contrary notwithstanding, the agreements to hold sums in trust as provided in this Section are subject to the provisions of Section 8.3 and Section 8.4.

          SECTION 3.5. Notice of Event of Default. The Republic acting through any of its Authorized Representatives or Banco Central acting through a Banco Central Officer will give the Trustee notice by facsimile transmission or other written communication satisfactory to the Trustee of any Event of Default relating to the Republic or of any condition or event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default relating to the Republic, within five days after the occurrence of such Event of Default or such other event or condition becomes known to the Republic, and of the measures it is taking to remedy such Event of Default or such other event or condition.

          SECTION 3.6. Calculation of Original Issue Discount. The Republic shall file with the Trustee promptly, but no later than 60 days from the date of issuance (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Debt Securities Outstanding as of the end of such year and (ii) such other specific information relating to such original issue discount as may be requested by the Trustee to satisfy the relevant reporting requirements under the Internal Revenue Code of 1986 . This provision shall not apply with respect to any Debt Securities for which the Republic has filed IRS Form 8281 with the Internal Revenue Service within 30 days of the issue date of such Debt Securities. The Republic shall provide a copy of IRS Form 8281 to the Trustee.

ARTICLE FOUR

REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

          SECTION 4.1. Collection of Indebtedness by Trustee; Trustee May Prove Debt. (a) The Republic covenants that if (i) in case there shall be a default in the payment of any interest (including Additional Amounts) on any Series of Debt Securities when such interest (including Additional Amounts) shall have become due and payable, and such default shall have continued for a period specified in the terms and conditions of the Debt Securities, or (ii) in case there shall be a default in the payment of all or any part of the principal of any Series of the Debt Securities when the same shall have become due and payable, whether upon maturity or by acceleration or otherwise, and such default shall have continued for a period specified in the terms and conditions of the Debt Securities, then upon demand of the Trustee, the Republic will pay to the Trustee for the benefit of the Holders of such Series of Debt Securities the whole amount that shall have become due and payable on all Outstanding Debt Securities of such Series for principal or interest (including Additional Amounts), as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the rate of overdue interest specified in such Debt Securities); and in addition thereto, the Republic shall pay or cause to be paid such further amount as shall be sufficient to cover the documented costs and expenses of collection reasonably incurred, including reasonable compensation to the Trustee and each predecessor trustee, their respective agents, attorneys and counsel, and any documented expenses and liabilities reasonably incurred, and all documented advances reasonably made, by the Trustee and each predecessor trustee except as a result of their negligence or willful misconduct.

          (b) Until such demand is made by the Trustee, the Republic may pay the principal of, and interest on (including Additional Amounts), the Debt Securities to the Holders, whether or not any payment under the Debt Securities shall be overdue.

          (c) In case the Republic shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Republic and collect in the manner provided by law out of the property of the Republic, wherever situated, the monies adjudged or decreed to be payable.

          (d) All rights of action and of asserting claims under this Indenture or the Debt Securities of any Series may be enforced by the Trustee without the possession of any Debt Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Debt Securities of that Series in respect of which such judgment has been recovered.

          (e) In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) with respect to one or several Series of Debt Securities, the Trustee shall be held to represent all the Holders of such Series of Debt Securities, and it shall not be necessary to make any such Holders parties to any such proceedings.

          SECTION 4.2. Application of Proceeds. Any monies collected by the Trustee pursuant to this Article shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such monies on account of principal or interest (including Additional Amounts), upon presentation of the Debt Securities of the Series in respect of which money has been collected and stamping (or otherwise noting) thereon the payment, or issuing Debt Securities in reduced principal amounts in exchange for the presented Debt Securities if only partially paid, or upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due to the Trustee under Section 5.6;

SECOND: In case the principal of the Debt Securities of such Series shall not have become and be then due and payable, to the payment of overdue interest (including Additional Amounts) in default on such Series of Debt Securities in the order of the maturity of the installments of such interest (including Additional Amounts), with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest (including Additional Amounts) at the same rate as the rate of interest specified in such Debt Securities, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

THIRD: In case the principal of the Debt Securities of such Series shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all Debt Securities of such Series for principal and interest (including Additional Amounts), with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest (including Additional Amounts) at the rate of interest specified in such Debt Securities; and in case such monies shall be insufficient to pay in full the whole amount so due and unpaid upon the Debt Securities of such Series, then to the payment of such principal and interest (including Additional Amounts), without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Debt Security of such Series over any other Debt Securities of the same Series, ratably to the aggregate of such principal and accrued and unpaid interest; and

FOURTH: To the payment of the remainder, if any, to the Republic or any other Person lawfully entitled thereto.

          SECTION 4.3. Suits for Enforcement. If an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion (but is not required to) proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

          SECTION 4.4. Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Republic and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Republic, the Trustee and the Holders shall continue as though no such proceedings had been taken.

          SECTION 4.5. Limitations on Suits by Holders. Except as provided in Section 4.6, no Holder of any Debt Securities of any Series shall have any right by virtue of or by availing itself of any provision of this Indenture or of the Debt Securities of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or of the Debt Securities, or for any other remedy hereunder or under the Debt Securities, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Debt Securities, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Debt Securities of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such reasonable indemnity or other security as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.8, it being understood and intended, and being expressly covenanted by every Holder of Debt Securities of a Series with every other Holder of Debt Securities of such Series and the Trustee, that no one or more Holder shall have any right in any manner whatever by virtue or by availing itself of any provision of this Indenture or of the Debt Securities to affect, disturb or prejudice the rights of any other Holder of Debt Securities of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture or under the Debt Securities of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Debt Securities of such Series. For the protection and enforcement of this Section, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 4.6. Unconditional Right of Holders to Receive Principal and Interest. Notwithstanding Section 4.5, each Holder of Debt Securities shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on (including Additional Amounts) its Debt Security on the stated maturity date for such payment expressed in such Debt Security (as such Debt Security may be amended or modified pursuant to Article 11) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

          SECTION 4.7. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. (a) Except as otherwise provided herein or in the Terms, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Debt Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          (b) No delay or omission of the Trustee or of any Holder of Debt Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 4.5, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of Debt Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by such Holders.

          SECTION 4.8. Control by Holders. (a) Subject to Section 4.8(c), the Holders of a Majority in aggregate principal amount Outstanding of the Debt Securities of any Series shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture with respect to the Debt Securities of such Series.

          (b) Subject to Section 4.8(c), the Holders of more than 75% in aggregate principal amount Outstanding of the Debt Securities of any Series shall have the right to direct and approve the settlement or compromise of any legal proceeding for the enforcement of the Debt Securities of that Series commenced by the Trustee.

          (c) Any direction pursuant to Section 4.8(a) or (b) shall only be in accordance with law and the provisions of this Indenture, and (subject to the provisions of Section 5.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by decision of its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction shall be unduly prejudicial to the interests of the Holders of Debt Securities of that Series that did not join in the giving of said direction, it being understood that, subject to Section 5.1, the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

          Nothing in this Indenture shall impair the right of the Trustee at its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Holders of the Debt Securities with respect to which such action is to be taken.

          SECTION 4.9. Payments After a Default. Upon the occurrence of an Event of Default and the subsequent declaration by the Trustee that the principal amount of all the Debt Securities of a Series is due and payable immediately (pursuant to paragraph 5 of the Terms), the Trustee may by notice in writing: (a) to the Republic or Banco Central acting on behalf of the Republic and any paying agent, require each paying agent (if any) to deliver all Debt Securities of such Series and all monies, documents and records held by them with respect to the Debt Securities of such Series to the Trustee or as the Trustee otherwise directs in such notice; and (b) require any paying agent to act as agent of the Trustee under this Indenture and the Debt Securities of such Series, and thereafter to hold all Debt Securities of such Series and all monies, documents and records held by it in respect of Debt Securities of such Series to the order of the Trustee.

ARTICLE FIVE

CONCERNING THE TRUSTEE

          SECTION 5.1. Duties and Responsibilities of the Trustee. The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture.

          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

          (a) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee;

          (b) in the absence of gross negligence or willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (c) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

          (d) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it with respect to Debt Securities of any Series in good faith in accordance with the direction of the Holders of not less than a Majority in aggregate principal amount Outstanding of the Debt Securities of such Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          (e) Anything in this Indenture to the contrary notwithstanding, in no event shall the Trustee or the Paying Agent be liable under or in connection with this Indenture for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee or the

Paying Agent has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

          None of the provisions contained in this Indenture shall require the Trustee to expend, advance or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not satisfactorily assured to it.

          SECTION 5.2. Certain Rights of the Trustee. Subject to Section 5.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Republic mentioned herein shall be sufficiently evidenced by an Officer’s Certificate (unless other evidence in respect thereof be herein specifically prescribed);

          (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel, absent gross negligence or willful misconduct of the Trustee;

          (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Holders of Debt Securities pursuant to the provisions of this Indenture, unless such Holders of Debt Securities shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of an Event of Default with respect to a Series of Debt Securities and after the curing or waiving of all Events of Default with respect to a Series of Debt Securities, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, guaranty, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a Majority in aggregate principal amount of the Debt Securities of such Series at the time Outstanding; provided that if the payment within a reasonable time to the Trustee of the documented costs, expenses or liabilities likely to be reasonably incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require from the Holders of Debt Securities of such Series indemnity or other security satisfactory to the Trustee against such expenses properly incurred or liabilities as a condition to proceeding; the documented expenses reasonably incurred in every such examination shall be paid by the Republic or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Republic upon demand;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any negligence or willful misconduct on the part of any such agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be deemed to have notice of any Default or Event of Default with respect to a series of Debt Securities unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the applicable series of Debt Securities and this Indenture;

          (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

          (j) the Trustee may request that the Republic deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

          (k) whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article.

          SECTION 5.3. Trustee Not Responsible for Recitals, Disposition of Debt Securities or Application of Proceeds Thereof. The recitals contained herein and in the Debt Securities shall be taken as the statements of the Republic, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Debt Securities. The Trustee shall not be accountable for the use or application by the Republic of any of the Debt Securities or of the proceeds thereof.

          SECTION 5.4. Trustee May Hold Debt Securities; Collections. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Debt Securities with the same rights it would have if it were not the Trustee. The Trustee is entitled to enter into business transactions with the Republic or any of its affiliates without accounting for any profit resulting from such transactions.

          SECTION 5.5. Monies Held by Trustee. All monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. The Trustee shall not be under any liability to any Person for interest on any monies received by it hereunder.

          SECTION 5.6. Compensation and Indemnification of Trustee and Its Prior Claim. (a) To the extent not already required by Sections 4.1 or 5.6(b) or the following paragraph, the Republic covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, compensation as agreed between the Republic and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Republic covenants and agrees to pay or reimburse the Trustee and each predecessor trustee upon its request for all documented expenses, disbursements and advances properly and reasonably incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the compensation, documented expenses and disbursements reasonably incurred of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its gross negligence or willful misconduct.

          (b) To the extent not already required by Sections 4.1 or 5.6(a) and the preceding paragraph, the Republic also covenants to indemnify the Trustee and each predecessor trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the documented costs and expenses reasonably incurred of defending itself against or investigating any claim of liability with respect to the foregoing. The obligations of the Republic under this Section to compensate and indemnify the Trustee and each predecessor trustee and to pay or reimburse the Trustee and each predecessor trustee for documented expenses, disbursements and advances reasonably incurred or made shall constitute additional indebtedness hereunder and shall survive the resignation of the Trustee and the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Debt Securities, and the Debt Securities are hereby subordinated to such senior claim.

          SECTION 5.7. Right of Trustee to Rely on Officer’s Certificate. Subject to Sections 5.1 and 5.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof shall be herein specifically prescribed) may, in the absence of negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee, and shall, in the absence of negligence or willful misconduct on the part of the Trustee, be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

          SECTION 5.8. Persons Eligible for Appointment as Trustee. The Trustee hereunder shall at all times be a corporation having a combined capital and surplus of at least U.S.$20,000,000, doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by federal, state, territorial or District of

Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a federal, state or District of Columbia supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          SECTION 5.9. Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee may at any time resign with respect to the Debt Securities of one or more Series by giving not less than 90 days’ written notice of resignation to the Republic and by providing notice thereof to the affected Holders at the expense of the Republic as provided in paragraph 11 of the Terms of the affected Series. Upon receiving such notice of resignation, the Republic or Banco Central acting on behalf of the Republic shall promptly appoint a successor trustee with respect to such Series by written instrument in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after such notice of resignation has been given, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder of Debt Securities of the affected Series who has been a bona fide Holder of a Debt Security of such Series for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor trustee with respect to the Debt Securities of the affected Series.

(b) In case at any time any of the following shall occur:

(i) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.8 and shall fail to resign after written request therefor by or on behalf of the Republic or by any Holder; or

(ii) the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Republic or Banco Central acting on behalf of the Republic may remove the Trustee and appoint a successor trustee with respect to all affected Debt Securities by written instrument, in duplicate, one copy of such instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, any Holder who has been a bona fide Holder of a Debt Security of any affected Series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to the Debt Securities of such Series.

          (c) The Holders of a Majority in aggregate principal amount Outstanding of the Debt Securities of any Series may at any time remove the Trustee and appoint a successor trustee for the Debt Securities of such Series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Republic and Banco Central the evidence provided for in Section 6.1 of the action in that regard taken by the Holders.

          (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 5.9 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.10.

          SECTION 5.10. Acceptance of Appointment by Successor Trustee. (a) In the case of an appointment hereunder of a successor trustee with respect to all Debt Securities, each successor trustee so appointed shall execute and deliver to the Republic and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Republic or Banco Central acting on behalf of the Republic or of the successor trustee, upon payment of its charges then unpaid, the Trustee ceasing to act shall pay over to the successor trustee all monies at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Republic or Banco Central acting on behalf of the Republic shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 5.6.

          (b) In case of the appointment hereunder of a successor trustee with respect to the Debt Securities of one or more (but not all) Series, the Republic, the predecessor trustee and each successor trustee with respect to the Debt Securities of the affected Series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those Series to which the appointment of such successor trustee relates, (ii) shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those Series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in any such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of any such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those Series to which the appointment of such successor trustee relates; but, on request of the Republic or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those Series to which the appointment of such successor trustee relates.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section 5.10, the Republic or Banco Central acting on behalf of the Republic shall provide notice thereof to the affected Holders as provided in paragraph 11 of the Terms. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.9. If the Republic fails to provide such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be provided at the expense of the Republic.

          SECTION 5.11. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which a Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which a Trustee shall be a party, or any corporation succeeding to the corporate trust business of a Trustee, shall be the successor of such Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 5.8, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          In case a successor to the Trustee succeeds to the trusts created by this Indenture at a time when any of the affected Debt Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of the predecessor trustee and deliver such Debt Securities so authenticated; and, in case at that time any of the affected Debt Securities shall not have been authenticated, any successor to the Trustee may authenticate such Debt Securities either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force provided in the Debt Securities or in this Indenture for a certificate of the Trustee; provided that the right to adopt the certificate of authentication of a predecessor trustee or to authenticate Debt Securities in the name of a predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

          SECTION 5.12. Appointment of Co-Trustee. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, and in particular in case of the enforcement thereof on default, or in the case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted or take any action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an individual or institution as a separate or co-trustee. The following provisions of this Section are adopted to these ends.

          In the event that the Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action,

immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and only to the extent that the Trustee by the laws of any jurisdiction is incapable of exercising such powers, rights and remedies and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.

          Should any instrument in writing from the Republic be required by the separate or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Republic; provided, that if an Event of Default shall have occurred and be continuing, if the Republic does not execute any such instrument within fifteen (15) days after request therefor, the Trustees shall be empowered as an attorney-in-fact for the Republic to execute any such instrument in the Republic’s name and stead. In case any separate or co-trustee or a successor to either shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate or co-trustee.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights and powers, conferred or imposed upon the Trustee shall be conferred or imposed upon and may be exercised or performed by such separate trustee or co-trustee; and

(ii) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Section.

          Any separate trustee or co-trustee may at any time appoint the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successors trustee.

ARTICLE SIX

CONCERNING THE HOLDERS

          SECTION 6.1. Evidence of Action Taken by Holders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of any Series of Debt Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are received by the Trustee for such Series. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 5.1 and Section 5.2) conclusive in favor of the Trustee and the Republic, if made in the manner provided in this Article.

          SECTION 6.2. Proof of Execution of Instruments and of Holding of Debt Securities. Subject to Section 5.1 and Section 5.2, the execution of any instrument by a Holder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Debt Securities for purposes of this Indenture shall be proved by the Register maintained pursuant to Section 2.6 or by a certificate of the Trustee.

          SECTION 6.3. Holders to Be Treated as Owners. The Republic, Banco Central, the Trustee and any agent of the Republic, Banco Central or the Trustee may deem and treat any Person in whose name any Debt Security shall be registered upon the Register as the absolute owner of such Debt Security (whether or not such Debt Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest (including Additional Amounts) on such Debt Security and for all other purposes; and none of the Republic, Banco Central, the Trustee or any agent of the Republic, Banco Central or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Debt Security.

          SECTION 6.4. Debt Securities Owned by the Republic or any Public Sector Instrumentalities Deemed Not Outstanding. (a) In determining whether the Holders of the requisite principal amount of Debt Securities Outstanding have consented to or voted in favor of any Modification or other action or instruction hereunder or, in the case of a meeting, whether sufficient Holders are present for quorum purposes, any Debt Securities owned or controlled, directly or indirectly, by the Republic or by any Public Sector Instrumentality of the Republic shall be disregarded and deemed not to be Outstanding. As used in this Indenture, “Public Sector Instrumentality” means Banco Central del Uruguay, any department, ministry or agency of the central government of the Republic or any corporation, trust, financial institution or other entity owned or controlled by the central government of Uruguay or any of the foregoing, and “control” means the power, directly or indirectly, through the ownership of voting securities or other ownership or other ownership interests or otherwise, to direct the management of or elect or appoint a Majority of the board of directors or other persons performing similar functions in lieu of, or in addition to, the board of directors of a corporation, trust financial institution or entity. In determining whether the Trustee shall be protected in relying upon any such Modification or other action or instruction, only Debt Securities that the Trustee knows to be so owned or controlled shall be so disregarded.

          (b) Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Debt Securities and that the pledgee is not the Republic or Public Sector Instrumentality. In case of a dispute concerning such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information which is in the possession of the Trustee, upon the certificate, statement or opinion of or representations by the Trustee, unless such counsel knows, or in the exercise of reasonable care should know, that such certificate, statement or opinion or representations is erroneous.

          (c) Upon request of the Trustee, the Republic shall furnish to the Trustee promptly one or more Officer’s Certificates listing and identifying all Debt Securities, if any, known by the Republic to be owned or held by or for the account of the Republic or Public Sector Instrumentality; and, subject to Section 5.1 and Section 5.2, the Trustee shall be entitled to accept such Officer’s Certificate or Certificates as conclusive evidence of the facts therein set forth and of the fact that all Debt Securities not listed therein are Outstanding for the purpose of any such determination.

          SECTION 6.5. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Debt Securities of any Series or of the percentage of votes cast required in this Indenture in connection with such action, any Holder of a Debt Security the serial number of which is shown to be included among the serial numbers of the Debt Securities of Holders that have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Debt Security. Except as aforesaid, any such action taken by a Holder shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Debt Security and of any Debt Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Debt Security.

ARTICLE SEVEN

SUPPLEMENTAL INDENTURES

          SECTION 7.1. Supplemental Indentures Without Consent of Holders. The Republic, Banco Central and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge any property or assets to the Trustee as security for the Debt Securities of any Series;

          (b) to add to the covenants of the Republic such further covenants, restrictions, conditions or provisions (including, where applicable, provisions for redemption, defeasance and sinking funds) as the Republic and the Trustee shall consider to be appropriate for the Holders of Debt Securities of any Series, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture or in the Debt Securities of that Series; provided that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders to waive such an Event of Default; or

          (c) to cure any ambiguity or to correct or supplement any provision contained herein or in the Debt Securities of any Series or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in the affected Debt Securities or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture, the Debt Securities of any Series or under any supplemental indenture as the Republic and the Trustee may deem necessary or desirable and which shall not adversely affect the interests of the Holders of the Debt Securities of the affected Series.

          The Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Debt Securities of the affected Series, notwithstanding any of the provisions of Section 7.2 or Article Eleven.

          SECTION 7.2. Supplemental Indentures with Consent of Holders. Upon approval of a Modification pursuant to Section 11.2 or Section 11.3, the Republic, Banco Central and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of changing in any manner or eliminating any of the provisions of this Indenture (or the terms and conditions of the Debt Securities of a series affected by such Modification pursuant to such approved Modification.

          Upon the request of the Republic, accompanied by a copy of the supplemental indenture and upon the filing with the Trustee of evidence of the consent of Holders and other documents, if any, required by Section 6.1, the Trustee shall join with the Republic and Banco Central in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

               It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

               Promptly after the execution by the Republic, Banco Central and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Republic or Banco Central acting on behalf of the Republic shall at the expense of the Republic provide notice thereof to the affected Holders as provided in paragraph 11 of the Terms, setting forth in general terms the substance of such supplemental indenture. Any failure of the Republic to publish such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

               SECTION 7.3. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture and the Debt Securities of the affected Series shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Republic and the Holders of the affected Series shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

               SECTION 7.4. Documents to Be Given to Trustee. The Trustee, subject to the provisions of Section 5.1 and Section 5.2, shall be entitled to receive one or more Officer’s Certificate or Certificates and Opinion or Opinions of Counsel addressed to the Trustee as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture.

               SECTION 7.5. Notation on Debt Securities in Respect of Supplemental Indentures. Debt Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form and manner approved by the Trustee as to any matter provided for by such supplemental indenture. If the Republic or the Trustee shall so determine, new Debt Securities so modified as to conform, in the opinion of the Trustee, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Republic at the expense of the Republic, authenticated by the Trustee and delivered in exchange for the Debt Securities of the affected Series.

ARTICLE EIGHT

SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONIES

               SECTION 8.1. Satisfaction and Discharge of Indenture. If at any time (a) the Republic shall have paid or caused to be paid the principal of and interest (including Additional Amounts) on all of the Debt Securities of any Series Outstanding hereunder, as and when the same shall have become due and payable, or (b) the Republic or Banco Central acting on behalf of the Republic shall have delivered to the Trustee for cancellation all Debt Securities of any Series theretofore authenticated (other than any Debt Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.6) or (c) (i) all the Debt Securities of any Series not theretofore delivered to the Trustee for cancellation shall have become due and payable within one year and (ii) the Republic shall have irrevocably deposited or caused to be deposited with the Trustee the entire amount (other than monies repaid by the Trustee or any paying agent to the Republic in accordance with Section 8.3 and Section 8.4) sufficient to pay at maturity all Debt Securities of that Series not theretofore delivered to the Trustee for cancellation, including principal and interest (including Additional Amounts) due or to become due to such date of maturity as the case may be, and if, in any such case, the Republic shall also pay or cause to be paid all other sums payable hereunder by the Republic, then this Indenture shall cease to be of further effect with respect to the Debt Securities of that Series (except as to (i) rights of registration of transfer and exchange, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Debt Securities, (iii) rights of Holders to receive payments of principal thereof and interest (including Additional Amounts) thereon, (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the Holders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Republic or Banco Central acting on behalf of the Republic accompanied by an Officer’s Certificate of the Republic and an Opinion of Counsel addressed to the Trustee and at the cost and expense of the Republic, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to the Debt Securities of that Series. The Republic agrees to reimburse or cause the reimbursement of the Trustee for any documented costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Debt Securities.

               SECTION 8.2. Application by Trustee of Funds Deposited for Payment of Debt Securities. Subject to Section 8.4, all monies deposited with the Trustee pursuant to Section 8.1 shall be held in trust by the Trustee and applied by it to the payment, either directly or through any paying agent (including the Republic acting as its own paying agent), to the Holders of the particular Debt Securities for the payment of which such monies have been deposited with the Trustee, of all sums due and to become due thereon as principal and interest (including Additional Amounts); but such money need not be segregated from other funds except to the extent required by law.

               SECTION 8.3. Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to any Series of Debt Securities, all monies then held by any paying agent under the provisions of this Indenture for such Series shall, upon written demand of the Republic or Banco Central acting on behalf of the Republic be repaid to the Republic or Banco Central acting on behalf of the Republic or transferred to the Trustee for the benefit of the Holders, and thereupon such paying agent shall be released from all further liability with respect to such monies.

               SECTION 8.4. Return of Monies Held by Trustee or Other Paying Agent. Any monies deposited with or paid to the Trustee or to any paying agent for the payment of the principal of or interest (including Additional Amounts) on any Debt Security and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such paying agent, the receipt of such repayment to be confirmed promptly in writing by or on behalf of the Republic and, to the extent permitted by law, the Holder of such Debt Security shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease. The Republic shall cause Banco Central to hold returned, unclaimed monies in trust for the relevant Holder of the debt security until such time as the claims against the Republic for payment of such amounts shall have been prescribed pursuant to paragraph 13 of the Terms.

ARTICLE NINE

MISCELLANEOUS PROVISIONS

               SECTION 9.1. Officers and Directors of Republic and Banco Central Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Debt Security, or because of any indebtedness evidenced thereby, shall be had against any official of the Republic or any officer, director or trustee of Banco Central or of any successor, either directly or through the Republic or Banco Central or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Debt Securities by the Holders thereof and as part of the consideration for the issue of the Debt Securities.

               SECTION 9.2. Provisions of Indenture for the Sole Benefit of Parties and Holders. Nothing in this Indenture, in the Debt Securities, expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto and their successors and the Holders, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders.

               SECTION 9.3. Successors and Assigns of the Republic and Banco Central Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Republic and Banco Central shall bind their successors and assigns, whether so expressed or not.

               SECTION 9.4. Notices and Demands on Trustee and Holders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders to or on the Republic shall be given or served by facsimile transmission (except as otherwise specifically provided herein) addressed (until another address of the Republic is filed by the Republic with the Trustee) to República Oriental del Uruguay, c/o Banco Central del Uruguay, C. Correo 1467, 11100 Montevideo, República Oriental del Uruguay (fax: 598-2-92-1636) attention: General Manager. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders to or on Banco Central may be given or served by facsimile transmission (except as otherwise specifically provided herein) addressed (until another address of Banco Central is filed by Banco Central with the Trustee) to Banco Central del Uruguay, C. Correo 1467, 11100 Montevideo, República Oriental del Uruguay (fax: 598-2-92-1636) attention: General Manager. Any notice, direction, request or demand by or on behalf of the Republic, Banco Central or any Holder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office (fax: 212-815-5802/5803) attention: Corporate Trust Department, Global Structured Finance Unit. Any aforementioned notice shall be deemed to have been given, made or served if given by facsimile transmission, when such facsimile is transmitted to the telephone number specified in this paragraph and telephonic confirmation of receipt thereof is received.

               All notices delivered to the Trustee shall be in English and shall be deemed effective upon actual receipt.

               Where this Indenture provides for notice to Holders of any or all Series, such notice shall be sufficiently given (unless otherwise herein expressly provided) if given in accordance with paragraph 11 of the Terms of the affected Series. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               In case, by reason of the suspension of or irregularities in regular mail service or otherwise, it shall be impracticable to mail or publish notice to the Republic, Banco Central or the Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be deemed reasonable by the Trustee shall be deemed to be a sufficient giving of such notice.

               SECTION 9.5. Officers’ Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by or on behalf of the Republic to the Trustee to take any action under any of the provisions of this Indenture, at the request of the Trustee, the Republic shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel addressed to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

               Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

               Any certificate, statement or opinion of an officer of the Republic or Banco Central may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, upon the certificate, statement or opinion of or representations by an officer or officers of the Republic or Banco Central acting on behalf of the Republic, as the case may be, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

               Any certificate, statement or opinion of an officer of the Republic or Banco Central acting on behalf of the Republic or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Republic or Banco Central acting on behalf of the Republic, as the case may be, unless such officer or counsel knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

               Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

               SECTION 9.6. Payments Due on Non-Business Days. In any case where the Payment Date shall not be a Business Day, then payment of principal or interest need not be made on such date but may be made on the next succeeding Business Day. Any payment made on a date other than the maturity date as set forth in the Debt Securities of a Series shall have the same force and effect as if made on the date of maturity of that Series, and no interest shall accrue for the period after such date.

               SECTION 9.7. Governing Law; Consent to Jurisdiction; Waiver of Immunities. (a) This Indenture and the Debt Securities shall be governed by and construed in accordance with the law of the State of New York.

               (b) The Republic hereby irrevocably submits to the jurisdiction of any New York state or federal court sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Indenture, and the Republic hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Republic hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding and any right of jurisdiction in such action or proceeding on account of the place of residence or domicile of the Republic. The Republic hereby irrevocably appoints CT Corporation System (the “Process Agent”), with an office on the date hereof at 111 8th Avenue, 13th Floor, New York, New York 10011, United States of America, as its agent to receive on behalf of itself and its property service of copies of the summons and complaint and any other process that may be served in any such action or proceeding, except actions arising out of U.S. federal or state securities laws, brought in such New York state or federal court sitting in New York City. Such service may be made by mailing or delivering a copy of such process to the Republic in care of the Process Agent at the address specified above for the Process Agent, and the Republic hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Republic also irrevocably consents to the service of any and all process in any such action or proceeding in such New York state or federal court sitting in New York City by the mailing of copies of such process to itself at its address specified in Section 9.4 hereof. A final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

               (c) Nothing in this Section 9.7 shall affect the right of the Trustee or (in connection with legal actions or proceedings by any Holder as permitted by this Indenture) any Holder to serve legal process in any other manner permitted by law or affect the right of the Trustee or any Holder to bring any action or proceeding against the Republic or its property in the courts of other jurisdictions.

               (d) To the extent that the Republic has or hereafter may acquire or have attributed to it any immunity under any law (other than the laws of the Republic) from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Republic hereby irrevocably waives such immunity in respect of its obligations under this Indenture. To the extent that the Republic has or hereafter may have any immunity under the laws of the Republic (i) from jurisdiction of any court, (ii) from any legal process in the courts of the Republic (other than immunity from attachment prior to judgment and attachment in aid of execution), or (iii) from any legal process in any court other than a court of the Republic, whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise, with respect to itself or its property, the Republic hereby irrevocably waives such immunity to the fullest extent permitted by the laws of the Republic, in respect of its obligations under this Indenture. Without limiting the generality of the foregoing, the Republic agrees that the waivers set forth in this Section 9.7(d) shall be to the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States (the “Immunities Act”) and are intended to be irrevocable for purposes of such Act. Notwithstanding the foregoing, the Republic reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the United States federal securities laws or any state securities laws, and the Republic’s appointment of the Process Agent does not extend to such actions.

               (e) The Republic hereby irrevocably waives, to the fullest extent permitted by law, any requirement or other provision of law, rule, regulation or practice that requires or otherwise establishes as a condition to the institution, prosecution or completion of any action or proceeding (including appeals) arising out of or relating to this Indenture the posting of any bond or the furnishing, directly or indirectly, of any other security.

               SECTION 9.8. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

               SECTION 9.9. Waiver of Jury Trial. Each of the Republic and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the Debt Securities of any Series.

               SECTION 9.10. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

ARTICLE TEN

PROVISIONS FOR MEETINGS OF HOLDERS

               SECTION 10.1. Meeting of Holders. (a) The Republic or the Trustee at any time may, and upon a request in writing to the Trustee made by Holders holding not less than 10% in aggregate principal amount of the Debt Securities of any Series the Trustee shall, convene a meeting of Holders of the Debt Securities of that Series in The City of New York. The Trustee shall give notice of each meeting of Holders of the Debt Securities of a Series, setting forth the time and place of the meeting and in general terms the topics to be discussed, or the action to be taken, at that meeting, not less than 30 nor more than 60 days prior to the date fixed for the meeting. To be entitled to vote at any meeting of Holders of Debt Securities of any Series a Person shall be, as of the date reasonably set by the Trustee, (i) a Holder of one or more Debt Securities of that Series or (ii) a Person appointed by an instrument in writing as proxy by the Holder of one or more Debt Securities of that Series. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, the Trustee and its counsel, and any representatives of the Republic and its counsel.

               (b) The quorum requirements at any meeting of Holders of Debt Securities of any Series are set forth in paragraph 6(b) of the Terms. No business shall be transacted in the absence of a quorum, unless a quorum is present when the meeting is called to order. In the absence of a quorum within thirty minutes of the time appointed for any such meeting, the meeting may be adjourned for a period of not less than ten days as determined by the chairman of the meeting. Notice of the reconvening of any adjourned meeting need be given only once but must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of Debt Securities of such Series at the time Outstanding which shall constitute a quorum.

               (c) Any Holder of a Debt Security of the Series with respect to which such meeting is being held who has executed an instrument in writing appointing a Person as proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided that such Holder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Any resolution passed or decision taken at any meeting of Holders of Debt Securities of any Series duly held in accordance with this Section shall be binding on all the Holders of Debt Securities of such Series whether or not present or represented at the meeting.

               (d) The appointment of any proxy shall be proved by having the signature of the person executing the proxy guaranteed by any bank, banker, trust company or London or New

York Stock Exchange member firm satisfactory to the Republic or Banco Central acting on behalf of the Republic. The holding of Debt Securities shall be proved by the Register maintained in accordance with Section 2.6 or by a certificate or certificates of the Trustee, provided that the holding of a beneficial interest in the a Global Security shall be proved by a certificate or certificates of the Depositary.

               (e) The Trustee shall appoint a temporary chairman of the meeting. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a Majority in aggregate principal amount of the Debt Securities of such Series represented at the meeting. At any meeting, each Holder of Debt Securities of such Series or proxy shall be entitled to one vote for each U.S.$1,000 (or, in the case of Debt Securities denominated in any other currency, an equivalent amount in such other currency) principal amount of Debt Securities of such Series held or represented by that Holder; provided, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote except as a Holder of Debt Securities of such Series or proxy. Any meeting of Holders duly called at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

               (f) The vote upon any resolution submitted to any meeting of Holders of one or all Series shall be by written ballot on which shall be subscribed the signatures of the Holders of Debt Securities of such Series or proxies and on which shall be inscribed the serial number or numbers of the Debt Securities held or represented by them. Except as provided in Section 11.3, the permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of such Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided above. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Republic and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

ARTICLE ELEVEN

MODIFICATIONS

               SECTION 11.1. Modifications. Any modification, amendment, supplement or waiver (each, a “Modification”) to this Indenture or the terms and conditions of the Debt Securities of one or more Series may be made or given pursuant to (a) a written action of the Holders of the Debt Securities of that Series without the need for a meeting, or (b) by vote of the Holders of the Debt Securities of that Series taken at a meeting of Holders thereof, in each case in accordance with the terms of this Article 11 and the other applicable provisions of this Indenture and the Debt Securities.

               SECTION 11.2. Modifications Affecting Debt Securities of a Single Series. Modifications to the terms and conditions of the Debt Securities of a single Series, or to the Indenture insofar as it affects the Debt Securities of a single Series, may be made, and future compliance therewith may be waived,

               (a) in the case of any Non-Reserve Matter (as defined below), with the consent of the Issuer and the Holders of not less than 66-2/3% in aggregate principal amount of the Debt Securities of such Series at the time Outstanding, or

               (b) in the case of any Reserve Matter (as defined below), with the consent of the Issuer and the Holders of not less than 75% in aggregate principal amount of the Debt Securities of such Series at the time Outstanding.

               SECTION 11.3. Reserve Matter Modifications Affecting Debt Securities of Multiple Series. If the Republic proposes any Reserve Matter Modification to the terms and conditions of the Debt Securities of two or more Series, or to the Indenture insofar as it affects the Debt Securities of two or more Series, in either case as part of a single transaction, the Republic may elect to proceed pursuant to this Section 11.3 instead of Section 11.2. Such Modifications may be made, and future compliance therewith may be waived, for any affected Series if made with the consent of the Issuer and

               (a) the Holders of not less than 85% in aggregate principal amount of the Outstanding Debt Securities of all Series affected by that Modification (taken in aggregate), and

               (b) the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Debt Securities of that Series (taken individually).

If the Debt Securities of an affected Series are denominated in a currency other than Dollars, the Trustee shall specify a commercially reasonable method (in the Trustee’s sole discretion) for determining the Dollar equivalent of such Debt Securities for purposes of voting pursuant to clause (a). If at the time a vote is solicited pursuant to this Section 11.3, separate Trustees have been appointed for two or more of the Series affected by that vote, the Trustee acting for the Series (or multiple Series) having the greatest aggregate principal amount of the Outstanding Debt Securities affected by that vote will be responsible for administering the voting procedures contemplated by this Section 11.3.

               SECTION 11.4. Modifications in the Context of Exchange Offers. If any Reserve Matter Modification pursuant to Section 11.2(b) or Section 11.3 is sought in the context of a simultaneous offer to exchange the Debt Securities of one or more Series for new debt instruments of the Republic or any other Person, the Republic shall ensure that the relevant provisions of the affected Debt Securities, as amended by such Modification, are no less favorable to the Holders thereof than the provisions of the new instrument being offered in the exchange, or if more than one debt instrument is offered, no less favorable than the new debt instrument issued having the largest aggregate principal amount.

               SECTION 11.5. Reopening and New Issuance of Debt Securities. The Republic covenants and agrees that it will not issue new Debt Securities or reopen any existing Series of Debt Securities with the intention of placing such Debt Securities with Holders expected to support any Modification proposed by the Republic (or that the Republic plans to propose) for approval pursuant to this Article 11.

               SECTION 11.6. Binding Effect. Any Modification consented to or approved by the Holders of the Debt Securities of one or more Series pursuant to this Article 11 will be conclusive and binding on all Holders of the Debt Securities of that Series, whether or not they have given such consent or were present at a meeting of Holders at which such action was taken, and on all future Holders of the Debt Securities of that Series, whether or not notation of such Modification is made upon the Debt Securities of that Series. Any instrument given by or on behalf of any Holder of a Debt Security in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of such Debt Security.

               SECTION 11.7. Information. (a) Before seeking the consent of any Holder of a Debt Security of any Series to a Reserve Matter Modification affecting that Series, the Republic shall provide to the Trustee (for onward distribution to the Holders of the affected Debt Securities) the following information:

(i) a description of the economic or financial circumstances that, in the Republic’s view, explain the request for the proposed Modification;

(ii) if the Republic shall at the time have entered into a standby, extended funds or similar program with the International Monetary Fund, a copy of that program (including any related technical memorandum); and

(iii) a description of the Republic’s proposed treatment of its other major creditor groups (including, where appropriate, Paris Club creditors, other bilateral creditors and internal debtholders) in connection with the Republic’s efforts to address the situation giving rise to the requested Modification.

               (b) Prior to any vote on a Reserve Matter Modification affecting any Series of Debt Securities pursuant to Section 11.2 or Section 11.3, the Republic shall deliver to the Trustee a certificate signed by an Authorized Representative of the Republic specifying, for the Republic and each Public Sector Instrumentality, any Debt Securities of that Series falling within clause (d) of the definition of Outstanding set forth below or, if no Debt Securities of that Series are owned or controlled by the Republic or any Public Sector Instrumentality, a certificate signed by an Authorized Representative of the Republic to this effect.

               SECTION 11.8. Certain Definitions.

               “Non-Reserve Matter” means any Modification other than a Modification constituting a Reserve Matter.

               “Outstanding” means, in respect of the Debt Securities of any Series, the Debt Securities of that Series authenticated and delivered pursuant to this Indenture except:

               (a) Debt Securities of that Series theretofore canceled by the Trustee or delivered to the Trustee for cancellation or held by the Trustee for reissuance but not reissued by the Trustee;

               (b) Debt Securities of that Series that have been called for redemption in accordance with their terms or which have become due and payable at maturity or otherwise and with respect to which monies sufficient to pay the principal thereof (and premium, if any) and any interest thereon shall have been made available to the Trustee;

               (c) Debt Securities of a Series in lieu of or in substitution for which other Debt Securities of a Series shall have been authenticated and delivered pursuant to this Indenture; and

               (d) Debt Securities owned or controlled by the Republic or by any Public Sector Instrumentality as provided in Section 6.4(a).

               “Reserve Matter” means any Modification that would:

               (e) change the date for payment of principal or premium of, or any installment of interest on, the Debt Securities of a Series;

               (f) reduce the principal amount or redemption price or premium, if any, payable under the Debt Securities of a Series;

               (g) reduce the portion of the principal amount which is payable in the event of an acceleration of the maturity of the Debt Securities of a Series;

               (h) reduce the interest rate on the Debt Securities of a Series;

               (i) change the currency or place of payment of any amount payable under the Debt Securities of a Series;

               (j) change the obligation of the Issuer to pay Additional Amounts in respect of the Debt Securities of a Series;

               (k) change the definition of Outstanding or the percentage of votes required for the taking of any action pursuant to this Article 11 (and the corresponding provision of the terms and conditions of the Debt Securities) in respect of the Debt Securities of a Series;

               (l) authorize the Trustee, on behalf of all Holders of the Debt Securities of a Series, to exchange or substitute all the Debt Securities of that Series for, or convert all the Debt Securities of that Series into, other obligations or securities of the Republic or any other Person; or

               (m) change the pari passu ranking, governing law, submission to jurisdiction or waiver of immunities provisions of the terms and conditions of the Debt Securities of a Series.

               “Reserve Matter Modification” means any Modification constituting a Reserve Matter.

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of April 9, 2003.

REPÚBLICA ORIENTAL DEL URUGUAY

By:

Name:
Title:

By:

Name: Title:

BANCO CENTRAL DEL URUGUAY, as Financial Agent of the Republic

By:

Name: Title:

By:

Name: Title:

The Bank of New York, as Trustee

By:

Name: Title:

EXHIBIT A

FORM OF FACE OF GLOBAL SECURITY

               [Insert legends relating to limitations on the transferability in such form as may be required by the Depositary]

REPUBLICA ORIENTAL DEL URUGUAY

REGISTERED GLOBAL DEBT SECURITY

representing

[U.S.$] [Other Currency]_________________

[____%] [Type of Security] Due ____

               REPUBLICA ORIENTAL DEL URUGUAY (the “Republic”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof of the principal sum of       [UNITED STATES DOLLARS] [OTHER CURRENCY] ([U.S.$] [Other Currency]       ) or such amount as shall be the outstanding principal amount hereof on      ,      , [if the security is to bear interest prior to maturity, insert: together with interest accrued from the issue date to, but excluding, the maturity date,] or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. [The Republic further unconditionally promises to pay interest in arrears on       and       of each year (each an “Interest Payment Date”), commencing      , on any outstanding portion of the unpaid principal amount hereof at      % per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from      ,       until payment of said principal sum has been made or duly provided for.] This is a Global Security (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as holder of record of this security, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the [United States of America] [Other Country] as at the time of payment shall be legal tender for payment of public and private debts.

               [Insert floating interest rate provisions, if applicable.]

               [If the Security is not to bear interest prior to maturity, insert: The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at stated maturity.]

               The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this security and by acceptance hereof each Holder of this security agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

               This Global Security is issued in respect of an issue of [U.S.$] [Other Currency]      principal amount of [     %] [Type of Securities] Due      of the Republic and is governed by (i) the Trust Indenture dated as [                    ](the “Indenture”) among the Republic, Banco Central, as financial agent of the Republic, and The Bank of New York, as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Debt Securities set forth in Exhibit C to the Indenture (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Security, the terms of which are incorporated herein by reference. This Global Security shall in all respects be entitled to the same benefits as other Debt Securities under the Indenture and the Terms.

               Upon any exchange of all or a portion of this Global Security for Certificated Debt Securities in accordance with the Indenture, this Global Security shall be endorsed to reflect the change of the principal amount evidenced hereby.

               Unless the certificate of authentication hereon has been executed by the Trustee, this Global Security shall not be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:

REPUBLICA ORIENTAL DEL URUGUAY

By:

Title
By:

Title
By:

Title

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

               This is one of the Debt Securities issued under the within-mentioned Indenture.

as Trustee

Dated:	By:

Schedule A

Remaining Principal
	Principal Amount of	Amount of this
Date	Certificated Securities	Global Security	Notation Made By

EXHIBIT B

FORM OF FACE OF CERTIFICATED DEBT SECURITY

No	[U.S.$] [Other Currency]

REPUBLICA ORIENTAL DEL URUGUAY

[____%] [TYPE OF SECURITIES] DUE _____

          REPUBLICA ORIENTAL DEL URUGUAY (the “Republic”), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon surrender hereof of the principal sum of       [UNITED STATES DOLLARS] [OTHER CURRENCY] ([U.S.$] [Other Currency]      ) or such amount as shall be the outstanding principal amount hereof on      ,      , [if the Security is to bear interest prior to maturity, insert: together with interest accrued from the issue date to, but excluding, the maturity date,] or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. [The Republic further unconditionally promises to pay interest in arrears on       and       of each year (each an “Interest Payment Date”), commencing      , on any outstanding portion of the unpaid principal amount hereof at      % per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from      ,       until payment of said principal sum has been made or duly provided for.] The interest payable on any such        and       will, subject to certain conditions set forth in the Terms hereinafter referred to, be paid to the person in whose name this [Type of Security] is registered at the end of the fifteenth day next preceding each Interest Payment Date.] Such payment shall be made exclusively in such coin or currency of [the United States of America] [Other Country] as at the time of payment shall be legal tender for payment of public and private debts.

          [Insert floating interest rate provisions, if applicable.]

          [If the Security is not to bear interest prior to maturity, insert: The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at stated maturity.]

          This Certificated Security is issued in respect of an issue of [U.S.$] [Other Currency]       principal amount of [     %] [Type of Securities] Due       of the Republic and is governed by (i) the Trust Indenture dated as of [                                 ] (the “Indenture”) among the Republic, Banco Central, as financial agent of the Republic, and The Bank of New York, as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Debt Securities appearing in Exhibit C to the Indenture (the “Terms”), as supplemented or amended by the Authorization (as defined in the

Indenture) of the Republic for this Certificated Security, the terms of which are incorporated herein by reference. This Certificated Security shall in all respects be entitled to the same benefits as other Debt Securities under the Indenture and the Terms.

          Unless the certificate of authentication herein has been executed by the Trustee, this Certificated Security shall not be valid or obligatory for any purpose.

B-2

          IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:

REPUBLICA ORIENTAL DEL URUGUAY

By:

Title:

By:

Title:

By:

Title

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

          This is one of the Debt Securities issued under the within-mentioned Indenture.

as Trustee

Dated:	By:

B-3

EXHIBIT C

[FORM OF REVERSE OF SECURITY]

TERMS AND CONDITIONS OF THE SECURITIES

          1. General. (a) This Security is one of a duly authorized series of debt securities of República Oriental del Uruguay (the “Republic”), designated as its [      %] [Title of Securities] Due       (each Security of this series a “Security”, and collectively, the “Securities”), and issued or to be issued in one or more series pursuant to a Trust Indenture dated as of       , among the Republic, Banco Central del Uruguay, as the Republic’s financial agent (“Banco Central”), and The Bank of New York, as Trustee (the “Trustee”), as amended from time to time (the “Indenture”). The Holders of the Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee in New York City. All capitalized terms used in this Security but not defined herein shall have the meanings assigned to them in the Indenture.

          (b) The Securities were authorized and issued under Decree No.       dated       , of the Executive Power of the Republic, as such Decree may be supplemented or amended from time to time.

          (c) The Securities are direct, unconditional and unsecured obligations of the Republic for the payment and performance of which the full faith and credit of the Republic has been pledged and the Republic will ensure that its obligations hereunder will rank pari passu among themselves and with all other present and future unsecured and unsubordinated Foreign Debt (as defined below) of the Republic.

          (d) The Securities are in fully registered form, without coupons. Securities may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Security”) held by or on behalf of the Depositary. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Securities, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any person in whose name a Security shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Security regardless of any notice of ownership, theft, loss or any writing thereon.

          2. Payments. (a) Principal of the Securities will be payable against surrender of such Securities at the Corporate Trust Office of the Trustee in New York City or, subject to applicable laws and regulations, at the office outside of the United States of a paying agent, by [U.S. dollar] [Other Currency] check drawn on, or by transfer to a [U.S. dollar] [Other Currency] account maintained by the Holder with, a bank located in [New York City] [Other Location]. [If the Security is to bear interest prior to maturity, insert: Payment of interest (including Additional Amounts (as defined below)) on Securities will be made to the persons in whose name such Securities are registered at the end of the fifteenth day preceding the date on which interest is to be paid (each, a “Record Date”), whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Securities upon any transfer or exchange thereof subsequent to the Record Date and prior to such interest payment date; provided that if and to the extent the Republic shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names such Securities are registered as of a subsequent record date established by the Republic or Banco Central acting on behalf of the Republic by notice, as provided in Paragraph 11 of the Terms, by or on behalf of the Republic to the Holders of the Securities not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Payment of interest on Certificated Securities will be made (i) by a [U.S. dollar] [Other Currency] check drawn on a bank in [New York City] [Other Location] mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least [U.S.$/other currency]                    in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a [U.S. dollar][Other Currency] account maintained by the Holder with a bank in [New York City][Other Location]. Payment of interest on a Global Security will be made (i) by a [U.S. dollar] [Other Currency] check drawn on a bank in [New York City] [Other Location] delivered to the Depositary at its registered address or (ii) by wire transfer in immediately available funds to a U.S. dollar account maintained by the Depositary with a bank in [New York City][Other Location]. “Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City (or in the city where the relevant paying or transfer agent is located) are required or authorized by law to close. [If applicable, insert definition of Business Day applicable for Securities denominated in a currency other than U.S. dollars.]

          (b) In any case where the date of payment of the principal of [, or interest (including Additional Amounts), on ]the Securities shall not be a Business Day, then payment of principal [or interest (including Additional Amounts)] need not be made on such date at the relevant place of payment but may be made on the next succeeding Business Day. Any payment made on a date other than the date on which such payment is due as set forth herein shall have the same force and effect as if made on the date on which such payment is due, and no interest shall accrue for the period after such date.

          (c) Interest in respect of any period of less than one year shall be calculated on the basis of [a 360-day year of twelve 30-day months][the actual number of days elapsed in a 360-day year.]

          (d) All monies paid by or on behalf of the Republic to the Trustee or to any paying agent for payment of the principal of [, or interest (including Additional Amounts) on,] any Security and not applied but remaining unclaimed for two years after the date upon which such amount shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such paying agent, the receipt of such repayment to be confirmed promptly in writing by or on behalf of the Republic. The Republic shall cause Banco Central to hold those unclaimed monies in trust for the relevant Holder of the Security until such time as the claims against the Republic for payment of such amounts shall have been prescribed pursuant to Paragraph 13 below, and, to the extent permitted by law, the Holder of such Security shall thereafter look only to the Republic for the payment that such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease.

          (e) If the Republic at any time defaults in the payment of any principal of [, or interest (including Additional Amounts) on,] the Securities, the Republic will pay interest on the amount in default [(to the extent permitted by law in the case of interest on interest)], calculated for each day until paid, at the rate of      % per annum, together with Additional Amounts, if applicable.

          3. Taxation. (a) All payments by the Republic in respect of the Securities shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatsoever nature imposed or levied by or on behalf of the Republic or any political subdivision or taxing authority thereof or therein having power to tax, unless the Republic is compelled by law to deduct or withhold such taxes, duties, assignments or governmental charges. In such event, the Republic shall pay such additional amounts (“Additional Amounts”) as may be necessary to ensure that the amounts received by the Holders after such withholding or deduction shall equal the respective amounts of principal and interest which would have been receivable in respect of the Securities in the absence of such withholding or deduction; provided, however, that no such Additional Amounts shall be payable:

(i) in respect of any Security held by or on behalf of a Holder or a beneficial owner of a Security who is liable for such taxes, duties, assessments or governmental charges by reason of such Holder or beneficial owner having some present or former connection with the Republic other than merely by the holding of such Security or by receipt of income, principal or any payments in respect thereof;

(ii) in respect of any Security held by or on behalf of a Holder or a beneficial owner of such Security that is liable for such taxes, duties, assessments or governmental charges by reason of the failure of such Holder or beneficial owner to comply with any certification, identification, information, documentation or other reporting requirement concerning the nationality, residence, identity or connection with the Republic, or any political subdivision or taxing authority thereof or therein, of such Holder or beneficial owner or of the Holder or beneficial owner of any interest in such Security or any rights in respect thereof, if (A) compliance is required by the Republic, or any political subdivision or taxing authority thereof or therein, as a precondition to exemption from all or any portion of such withholding or deduction and (B) at least 60 days prior to the first scheduled payment date for which compliance will be required, the Republic has notified the Trustee in writing that Holders of Securities must comply with such certification, identification, information or other reporting requirement in order to receive Additional Amounts; or

(iii) in respect of any Security presented for payment more than 30 days after the Relevant Date except to the extent that the Holder thereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days.

          As used in this Paragraph 3(a), “Relevant Date” in respect of any Security means the date on which payment in respect thereof first becomes due or (if the full amount of the money payable has not been received by the Trustee on or prior to such due date) the date on which notice is duly given to the Holders in the manner described in Paragraph 11 below that such monies have been so received and are available for payment. Any reference to “principal” and/or “interest” in this Paragraph 3(a) shall be deemed to include any Additional Amounts which may be payable hereunder.

          (b) The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, delivery or registration of the Securities or any other document or instrument referred to therein. The Republic will also indemnify the Holders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them in any jurisdiction in connection with, the enforcement of the obligations of the Republic under the Securities or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

          4. Negative Pledge Covenant of the Republic. So long as any Security shall remain Outstanding or any amount payable by the Republic under the Indenture shall remain unpaid, the Republic agrees that the Republic will not create, incur, assume or suffer to exist any Lien (as defined below) (other than a Permitted Lien (as defined below)) on the assets or revenues of the Republic or Banco Central to secure Public Foreign Debt (as defined below), unless the Republic causes such Lien to secure equally and ratably the obligations of the Republic with respect to the Securities.

          “Foreign Debt” means obligations (other than the Securities) of, or guaranteed (whether by contract, statute or otherwise) by, the Republic or Banco Central for borrowed money or evidenced by bonds, debentures, notes or other similar instruments denominated or payable, or which at the option of the Holder thereof may be payable, in a currency other than the local currency of the Republic.

          “Lien” means any lien, pledge, mortgage, security interest, deed of trust, charge or other encumbrance or preferential arrangement which has the practical effect of constituting a security interest with respect to the payment of any obligations with or from the proceeds of any assets or revenues of any kind whether in effect on the date the Indenture becomes effective or at any time thereafter.

          “Permitted Liens” means: (i) any Lien on property to secure Public Foreign Debt arising in the ordinary course of business to finance export, import or other trade transactions, which Public Foreign Debt matures (after giving effect to all renewals and refinancings thereof) not more than one year after the date on which such Public Foreign Debt was originally incurred; (ii) any Lien on property to secure Public Foreign Debt incurred solely for the purpose of financing any acquisition by the Republic (or, in the case of Public Foreign Debt guaranteed by the Republic, the obligor in respect of such debt) of such property, and any renewal or extension of any such Lien which is limited to the original property covered thereby and which secures any renewal or extension of the original financing without any increase in the amount thereof; (iii)

any Lien on property arising by operation of law (or pursuant to any agreement establishing a Lien equivalent to one which would otherwise exist under relevant local law) in connection with Public Foreign Debt, including without limitation any right of set-off with respect to demand or time deposits with financial institutions and bankers’ liens with respect to property held by financial institutions (in each case deposited with or delivered to such financial institutions in the ordinary course of the depositor’s activities); (iv) any Lien existing on property at the time of acquisition and any renewal or extension of any such Lien which is limited to the original property covered thereby and which secures any renewal or extension of the financing secured by such Lien at the time of such acquisition without increase in the amount thereof; (v) any Lien on property created pursuant to the Collateral Pledge Agreement dated as of February 19, 1991 made by Banco Central in favor of the Federal Reserve Bank of New York, as collateral agent, to secure the Series A and Series B Collaterized Rate Fixed Rate Notes due 2021; (vi) any Lien in existence as of the date of the issuance of the Securities; and (vii) any Lien securing Public Foreign Debt incurred for the purpose of financing all or part of the costs of the acquisition, construction or development of a project provided that (a) the Holders of such Public Foreign Debt agree to limit their recourse to the assets and revenues of such project as the principal source of repayment of such Public Foreign Debt and (b) the property over which such Lien is granted consists solely of such assets and revenues.

          “Public Foreign Debt” means any Foreign Debt that is in the form of, or represented by, bonds, notes or other securities that are or may be quoted, listed or ordinarily purchased or sold on any stock exchange, automated trading system or over-the-counter or other securities market.

          5. Events of Default. If one or more of the following events (“Events of Default”) shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) default in the payment of principal of or interest or Additional Amounts on any of the Securities as and when the same shall become due and payable, whether at maturity, by declaration or otherwise, and continuance of such default for 30 days; or

(b) failure on the part of the Republic or, when applicable, Banco Central acting on behalf of the Republic, duly to observe or perform any of the covenants or agreements provided herein or in the Indenture (in each case, other than those referred to in (a) above) for a period of 60 days after the date on which written notice thereof requiring the Republic to remedy the same shall have been given to the Republic or Banco Central, as the case may be, by the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then Outstanding; or

(c) (i) the Republic shall fail to make any payment in respect of Public Foreign Debt issued, or amended as to payment terms, on or after April 10, 2003 having an aggregate principal amount of not less than U.S.$60,000,000 (or its equivalent in other currencies) when and as the same shall become due and payable, if such failure shall continue for more than the period of grace, if any, originally applicable thereto or (ii)

Public Foreign Debt of the Republic issued, or amended as to payment terms, on or after April 10, 2003 having an aggregate principal amount of not less than U.S.$60,000,000 (or its equivalent in other currencies) shall become due and payable due to acceleration upon an event of default and such acceleration shall not have been rescinded or annulled; or

(d) the Republic or a court of proper jurisdiction shall declare a general suspension of payments or a moratorium on payment of the Republic’s Public Foreign Debt issued, or amended as to payment terms, on or after April 10, 2003; or

(e) the validity of the Securities shall be contested in a formal administrative, legislative or judicial proceeding by the Republic or any legislative, executive or judicial body or official of the Republic which is authorized in each case by law to do so and, acting alone or together with another such body or official, has the legal power and authority to declare the Securities invalid or unenforceable, or the Republic shall deny any of its obligations thereunder to any of the Holders, or any constitutional provision, treaty, convention, law, regulation, official communique, decree, ordinance or policy of the Republic, or any final decision by any court in the Republic having jurisdiction, shall purport to render any material provision of the Securities invalid or unenforceable or shall purport to prevent or delay the performance or observance by the Republic of any of their respective material obligations hereunder to any of the Holders; or

(f) any constitutional provision, treaty, convention, law, regulation, ordinance, decree, consent, approval, license or other authority necessary to enable the Republic to make or perform its respective material obligations under the Securities, or the validity or enforceability thereof, shall expire, be withheld, revoked, terminated or otherwise cease to remain in full force and effect, or shall be modified in a manner which adversely affects any rights or claims of any of the Holders; or

(g) any writ, execution, attachment or similar process shall be levied against all or any substantial part of the assets of the Republic in connection with any judgment for the payment of money exceeding U.S.$60,000,000 (or its equivalent in other currencies) and shall remain unsatisfied, undischarged and in effect for a period of 45 consecutive days without a stay of execution, unless such judgment is adequately bonded or is being contested in good faith by appropriate proceedings properly instituted and diligently conducted and, in either case, such process is not being executed against such assets; or

(h) the adoption of any applicable law, rule or regulation or any change therein which shall make it unlawful for the Republic to comply with Paragraph 3(a) hereof; or

(i) the Republic shall cease to be a member of the International Monetary Fund;

then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Securities to the Republic or to Banco Central acting on behalf of the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may declare the principal amount of all the Securities due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to such date all Events of Default in respect of all the Securities shall have been cured; provided that if, at any time after the principal of the Securities shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Securities, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee a sum sufficient to pay all matured installments of interest and principal upon all the Securities which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Security at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover reasonable compensation to the Demanding Holders, the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other documented expenses and liabilities reasonably incurred, and all advances made for documented expenses and legal fees, reasonably incurred by the Demanding Holders, the Trustee and each predecessor Trustee, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Securities which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of at least 66% in aggregate principal amount of the Securities then Outstanding, by written notice to the Republic, Banco Central and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this Paragraph 5 need not be taken at a meeting pursuant to Paragraph 6 hereof.

          6. Holders’ Meetings. (a) The Republic or the Trustee at any time may, and upon a request in writing to the Trustee made by Holders holding not less than 10% in aggregate principal amount of the Securities the Trustee shall, convene a meeting of Holders of the Securities. The Trustee shall give notice of each meeting of Holders of the Securities, setting forth the time and place of the meeting and in general terms the topics to be discussed, or the action to be taken, at that meeting, not less than 30 nor more than 60 days prior to the date fixed for the meeting. To be entitled to vote at any meeting of Holders of Securities a Person shall be, as of the date reasonably set by the Trustee, (i) a Holder of one or more Securities or (ii) a Person appointed by an instrument in writing as proxy by the Holder of one or more Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, the Trustee and its counsel, and any representatives of the Republic and its counsel.

          (b) Holders entitled to vote a majority in aggregate principal amount of the Securities at the time Outstanding shall constitute a quorum at a meeting convened for the purpose referred to above. In the absence of a quorum at any such meeting, the meeting may be adjourned for a period of not less than ten days; in the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than ten days. Notice of reconvening of any such meeting need be given only once but must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Subject to the foregoing, at the reconvening of any meeting further adjourned for lack of a quorum, the Holders entitled to vote 25% in aggregate principal amount of the Securities at the time Outstanding shall constitute a quorum for the taking of any action set forth in the notice of the original meeting and such quorum requirement shall be expressly stated in the notice of reconvening.

          Further provisions for meetings of Holders are contained in Article 10 of the Indenture.

          7. Replacement, Exchange and Transfer of Securities. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, or Banco Central acting on behalf of the Republic, the Trustee shall authenticate and deliver, a new Security bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the apparently destroyed, lost or stolen Security. In every case, the applicant for a substitute Security shall furnish to the Republic and to the Trustee such security or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss, theft or evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof. Upon the issuance of any substitute Security, the Holder of such Security, if so requested by the Republic or Banco Central acting on behalf of the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Security.

          (b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to Paragraph 7(e) hereof, a Certificiated Security or Securities may be changed for an equal aggregate principal amount of Certificated Securities in different authorized denominations, and a beneficial interest in the Global Security may be exchanged for Certificated Securities in authorized denominations or for a beneficial interest in another Global Security by the Holder or Holders surrendering the Security or Securities for exchange at the Corporate Trust Office of the Trustee in The City of New York or at the office of a transfer agent, together with a written request for the exchange. Certificated Securities will only be issued in exchange for interests in a Global Security pursuant to Section 2.5(e) of the Indenture. The exchange of the Securities will be made by the Trustee in The City of New York.

          (c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to Paragraph 7(e) hereof, a Certificated Security may be transferred in whole or in a smaller authorized denomination by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office of the Trustee in the City of New York or at the office of a paying agent accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Securities will be made by the Trustee in the City of New York.

          (d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this Paragraph 7 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Security.

          (e) The Trustee may decline to accept any request for an exchange or registration of transfer of any Security during the period of 15 days preceding the due date for any payment of principal of or interest on the Securities.

          8. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

          9. Paying Agents; Transfer Agents; Registrar. The Republic has initially appointed the paying agents, transfer agents and registrar listed at the foot of this Security. The Republic or Banco Central acting on behalf of the Republic may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar, provided that while the Securities are Outstanding the Republic will maintain in [a Western European city] [The City of New York] (i) a paying agent, (ii) an office or agency where the Securities may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. In addition, if and for so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require, the Republic will maintain a paying agent and transfer agent in Luxembourg. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given in the manner described in Paragraph 11 hereof.

          10. Enforcement. Except as provided in Section 4.3 of the Indenture, no Holder of any Securities shall have any right by virtue of or by availing itself of any provision of the Indenture or the Securities to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or the Securities, or for any other remedy hereunder or under the Securities, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to the Securities, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of the Securities shall have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.8, it being understood and intended, and being expressly covenanted by every Holder of Securities with every other Holder of Securities and the Trustee, that no one or more Holder shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Securities to affect, disturb or prejudice the rights of any other Holder of Securities or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Securities, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of the Securities. For the protection and enforcement of this Paragraph, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          11. Notices. All notices to the Holders will be published (a) in a leading newspaper having general circulation in London (which is expected to be the Financial Times) and (b) if and for so long as the Securities are listed on the Luxembourg Stock Exchange and it is required for continued listing thereon, in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort) or, if in any such case this is not practicable, in one other leading English language daily newspaper with general circulation in Europe. Notices shall be deemed to have been given on the date of publication as aforesaid or, if published on different dates, on the date of the first such publication. In addition, notices will be mailed to Holders of Securities at their registered addresses. Notice sent by registered or certified mail, postage prepaid, shall be deemed to have been given, made or served three Business Days after it has been sent.

          12. Further Issues of Securities. The Republic may, without the consent of the Holders, create and issue further notes, bonds or debentures having the same terms and conditions as the Securities (or the same except for the amount of the first interest payment) so long as the additional securities are consolidated and form a single series with any outstanding series.

          13. Prescription. All claims against the Republic for payment of principal of or interest (including Additional Amounts) on or in respect of the Securities shall be prescribed unless made within four years from the date on which such payment first became due, or a shorter period if provided by law.

          14. Authentication. This Security shall not become valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee or its agent.

          15. Governing Law. (a) This Security and the Indenture shall be governed by and construed in accordance with the law of the State of New York.

          (b) The Republic hereby irrevocably submits to the jurisdiction of any New York state or federal court sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Securities, and the Republic hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Republic hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding and any right of jurisdiction in such action or proceeding on account of the place of residence or domicile of the Republic. The Republic hereby irrevocably appoints CT Corporation System (the “Process Agent”), with an office on the date hereof at 111 Eighth Avenue, 13th Floor, New York, New York 10011, United States of America, as its agent to receive on behalf of itself and its property service of copies of the summons and complaint and any other process that may be served in any such action or proceeding, except actions arising out of U.S. federal or state securities laws, brought in such New York state or federal court sitting in New York City. Such service may be made by mailing or delivering a copy of such process to the Republic, in care of the Process Agent at the address specified above for the Process Agent, and the Republic hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Republic also irrevocably consents to the service of any and all process in any such action or proceeding in such New York state or federal court sitting in New York City by the mailing of copies of such process to itself at its address specified in Section 9.4 of the Indenture. A final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (c) Nothing in this Paragraph 15 shall affect the right of the Trustee or (in connection with legal action or proceedings by any Holder as permitted by the Indenture and this Security) any Holder to serve legal process in any other manner permitted by law or affect the right of the Trustee or any such Holder to bring any action or proceeding against the Republic or its property in the courts of other jurisdictions.

          (d) To the extent that the Republic has or hereafter may acquire or have attributed to it any immunity under any law (other than the laws of the Republic) from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Republic hereby irrevocably waives such immunity in respect of its obligations under the Securities. To the extent that the Republic has or hereafter may have any immunity under the laws of the Republic (i) from jurisdiction of any court, (ii) from any legal process in the courts of the Republic (other than immunity from attachment prior to judgment and attachment in aid of execution), or (iii) from any legal process in any court other than a court of the Republic, whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise, with respect to itself or its property, the Republic hereby irrevocably waives such immunity to the fullest extent permitted by the laws of the Republic, in respect of its obligations under the Securities. Without limiting the generality of the foregoing, the Republic agrees that the waivers set forth in this Paragraph 15(d) shall be to the fullest extent permitted under the Foreign Sovereign Indemnities Act of 1976 of the United States (the “Immunities Act”) and are intended to be irrevocable for purposes of such Act. Notwithstanding the foregoing, the Republic reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the United States federal securities laws or any state securities laws, and the Republic’s appointment of the Process Agent does not extend to such actions.

          (e) The Republic hereby irrevocably waives, to the fullest extent permitted by law, any requirement or other provision of law, rule, regulation or practice that requires or otherwise establishes as a condition to the institution, prosecution or completion of any action or proceeding (including appeals) arising out of or relating to the Securities, the posting of any bond or the furnishing, directly or indirectly, of any other security.

          16. Indemnification for Foreign Exchange Fluctuations. The obligation of the Republic to any Holder under the Securities that has obtained a court judgment affecting the Securities shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Security is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess, provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

          17. Warranty of the Republic. Subject to Paragraph 14, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Security and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

          18. Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

          19. Modifications. (a) Any modification, amendment, supplement or waiver (each, a “Modification”) to the Indenture or the terms and conditions of the Securities of one or more Series may be made or given pursuant to (i) a written action of the Holders of the Securities of that Series without the need for a meeting, or (ii) by vote of the Holders of the Securities of that Series taken at a meeting of Holders thereof, in each case in accordance with the terms of this Paragraph 19 and the other applicable provisions of the Securities and the Indenture.

          (b) Modifications to the terms and conditions of the Securities of a single Series, or to the Indenture insofar as it affects the Securities of a single Series, may be made, and future compliance therewith may be waived,

(i) in the case of any Non-Reserve Matter (as defined below), with the consent of the Issuer and the Holders of not less than 66-2/3% in aggregate principal amount of the Securities of such Series at the time Outstanding, or

(ii) in the case of any Reserve Matter (as defined below), with the consent of the Issuer and the Holders of not less than 75% in aggregate principal amount of the Securities of such Series at the time Outstanding.

          (c) If the Republic proposes any Reserve Matter Modification to the terms and conditions of the Securities of two or more Series, or to the Indenture insofar as it affects the Securities of two or more Series, in either case as part of a single transaction, the Republic may elect to proceed pursuant to this Paragraph 19(c) instead of Paragraph 19(b). Such Modifications may be made, and future compliance therewith may be waived, for any affected Series if made with the consent of the Issuer and

(i) the Holders of not less than 85% in aggregate principal amount of the Outstanding Securities of all Series affected by that Modification (taken in aggregate), and

(ii) the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Debt Securities of that Series (taken individually).

If the Debt Securities of an affected Series are denominated in a currency other than Dollars, the Republic shall specify a commercially reasonable method (in the Republic’s sole discretion) for determining the Dollar equivalent of such Debt Securities for purposes of voting pursuant to clause (i) and shall provide prompt notice to the Trustee. If at the time a vote is solicited pursuant to this Paragraph 19(c), separate Trustees have been appointed for two or more of the Series affected by that vote, the Trustee acting for the Series (or multiple Series) having the greatest aggregate principal amount of the Outstanding Debt Securities affected by that vote will be responsible for administering the voting procedures contemplated by this Paragraph 19(c).

          (d) If any Reserve Matter Modification pursuant to Paragraph 19(b)(ii) or Paragraph 19(c) is sought in the context of simultaneous offer to exchange the Debt Securities of one or more Series for new debt instruments of the Republic or any other Person, the Republic shall ensure that the relevant provisions of the affected Debt Securities, as amended by such Modification, are no less favorable to the Holders thereof than the provisions of the new instrument being offered in the exchange, or if more than one debt instrument is offered, no less favorable than the new debt instrument issued having the largest aggregate principal amount.

          (e) The Republic covenants and agrees that it will not issue new Debt Securities or reopen any existing Series of Debt Securities with the intention of placing such Debt Securities with Holders expected to support any Modification proposed by the Republic (or that the Republic plans to propose) for approval pursuant to this Paragraph 19.

          (f) Any Modification consented to or approved by the Holders of the Debt Securities of one or more Series pursuant to this Paragraph 19 will be conclusive and binding on all Holders of the Debt Securities of that Series, whether or not they have given such consent or were present at a meeting of Holders at which such action was taken, and on all future Holders of the Debt Securities of that Series whether or not notation of such Modification is made upon the Debt Securities of that Series. Any instrument given by or on behalf of any Holder of a Debt Security in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of such Debt Security.

          (g) (i) Before seeking the consent of any Holder of a Debt Security of any Series to a Reserve Matter Modification affecting that Series, the Republic shall provide to the Trustee (for onward distribution to the Holders of the affected Debt Securities) the following information:

(A) a description of the economic or financial circumstances that, in the Republic’s view, explain the request for the proposed Modification;

(B) if the Republic shall at the time have entered into a standby, extended funds or similar program with the International Monetary Fund, a copy of that program (including any related technical memorandum); and

(C) a description of the Republic’s proposed treatment of its other major creditor groups (including, where appropriate, Paris Club creditors, other bilateral creditors and internal debtholders) in connection with the Republic’s efforts to address the situation giving rise to the requested Modification.

(ii) Prior to any vote on a Reserve Matter Modification affecting any Series of Debt Securities pursuant to Paragraph 19(b) or Paragraph 19(c), the Republic shall deliver to the Trustee a certificate signed by an Authorized Representative of the Republic specifying, for the Republic and each Public Sector Instrumentality, any Debt Securities of that Series falling within clause (iv) of the definition of Outstanding set forth below or, if no Debt Securities of that Series are owned or controlled by the Republic or any Public Sector Instrumentality, a certificate signed by an Authorized Representative of the Republic to this effect.

          (h) For purposes of this Security,

          “Non-Reserve Matter” means any Modification other than a Modification constituting a Reserve Matter.

          “Outstanding” means, in respect of the Debt Securities of any Series, the Debt Securities of that Series authenticated and delivered pursuant to the Indenture except:

(i) Debt Securities of that Series theretofore canceled by the Trustee or delivered to the Trustee for cancellation or held by the Trustee for reissuance but not reissued by the Trustee;

(ii) Debt Securities of that Series that have been called for redemption in accordance with their terms or which have become due and payable at maturity or otherwise and with respect to which monies sufficient to pay the principal thereof (and premium, if any) and any interest thereon shall have been made available to the Trustee;

(iii) Debt Securities of a Series in lieu of or in substitution for which other Debt Securities of a Series shall have been authenticated and delivered pursuant to the Indenture; and

(iv) Debt Securities owned or controlled by the Republic or by any Public Sector Instrumentality as provided in Section 6.4 of the Indenture.

          “Reserve Matter” means any Modification that would:

(i) change the date for payment of principal or premium of, or any installment of interest on, the Debt Securities of a Series;

(ii) reduce the principal amount or redemption price or premium, if any, payable under the Debt Securities of a Series;

(iii) reduce the portion of the principal amount which is payable in the event of an acceleration of the maturity of the Debt Securities of a Series;

(iv) reduce the interest rate on the Debt Securities of a Series;

(v) change the currency or place of payment of any amount payable under the Debt Securities of a Series;

(vi) change the obligation of the Issuer to pay Additional Amounts in respect of the Debt Securities of a Series;

(vii) change the definition of Outstanding or the percentage of votes required for the taking of any action pursuant to this Paragraph 19 (and the corresponding provision of the Indenture) in respect of the Debt Securities of a Series;

(viii) authorize the Trustee, on behalf of all Holders of the Debt Securities of a Series, to exchange or substitute all the Debt Securities of that Series for, or convert all the Debt Securities of that Series into, other obligations or securities of the Republic or any other Person; or

(ix) change the pari passu ranking, governing law, submission to jurisdiction or waiver of immunities provisions of the terms and conditions of the Debt Securities of a Series.

          “Reserve Matter Modification” means any Modification constituting a Reserve Matter.

EXHIBIT D

AUTHORIZATION

          Reference is made to the Trust Indenture dated as of [ ] (the “Indenture”) between the Republic of Uruguay (the “Republic”), Banco Central del Uruguay, as financial agent of the Republic and The Bank of New York, as trustee (the “Trustee”). Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

          The undersigned, acting on behalf of the Republic in the capacity specified below, hereby certifies that:

          (A) Pursuant to Section 2.1 of the Indenture, there is hereby established a Series of Debt Securities, the [Title of Securities] (the “Securities”), to be issued in the initial aggregate principal amount of [U.S.$] [Other Currency]      and delivered under the Indenture, as described in the Republic’s Prospectus dated           , 2003 (the “Base Prospectus”) and the Prospectus Supplement dated           , 20     (the “Prospectus Supplement”), prepared in connection with the issuance of the Securities, copies of which Base Prospectus and Prospectus Supplement are attached hereto as Annex A;

          (B) The Securities shall have the terms and be subject to the conditions set forth in the certificate[s] representing the Securities, [a] true, correct and complete specimen[s] of which [is] [are] attached hereto as Annex B.

          This Authorization shall be governed by, and construed in accordance with, the law of the State of New York, except with respect to its authorization and execution by the Republic, which shall be governed by the laws of the Republic.

     IN WITNESS WHEREOF, the Republic has caused this Authorization to be duly executed.

Dated:	, 20

By:

Name:
Title:

Annex A	Base Prospectus and Prospectus Supplement
Annex B	Form of Security

EXHIBIT E-1

REPUBLICA ORIENTAL DEL URUGUAY

FORM OF INCUMBENCY CERTIFICATE

          We [Name] [Title], acting on behalf of REPUBLICA ORIENTAL DEL URUGUAY (the “Republic”), hereby certify that:

          (A) each person listed below is (i) an Authorized Officer or Authorized Representative for purposes of the Trust Indenture (the “Indenture”) dated as of [ ] among the Republic, Banco Central del Uruguay, as financial agent of the Republic (“Banco Central”), and The Bank of New York, as trustee (the “Trustee”), (ii) duly elected or appointed, qualified and acting as the holder of the respective office or offices set forth opposite his/her name and (iii) in the case of each of the Minister of Economy and Finance, the Contador General de la Nación and the General Manager of Banco Central, the duly authorized person who executed or will execute the [        %] [Type of Securities] Due       (the “Securities”) by his/her manual or facsimile signature and was at the time of such execution, duly elected or appointed, qualified and acting as the holder of the office set forth opposite his/her name;

          (B) each signature appearing below is the person’s genuine signature; and

          (C) attached hereto as Exhibit A is a true, correct and complete specimen of the certificates representing the Securities.

Authorized Officers:

Name	Title	Signature

Minister of Economy and Finance

Contador General de la Nación

General Manager of Banco Central

Attachment

Authorized Representatives:

Name	Title	Signature

          IN WITNESS WHEREOF, we have hereunto signed our names.

Dated:

Name:
Title:

Name:
Title:

E-1-2

EXHIBIT E-2

BANCO CENTRAL DEL URUGUAY

FORM OF INCUMBENCY CERTIFICATE

          We [Name] [Title], acting on behalf of BANCO CENTRAL DEL URUGUAY (“Banco Central”), hereby certify that:

          (A) each person listed below is (i) a Banco Central Officer or Authorized Representative for purposes of the Trust Indenture (the “Indenture”) dated as of [                          ] among República Oriental del Uruguay (the “Republic”), Banco Central, as financial agent of the Republic, and The Bank of New York, as trustee (the “Trustee”) and, (ii) duly elected or appointed, qualified and acting as the holder of the respective office or offices set forth opposite his/her name; and

          (B) each signature appearing below is the person’s genuine signature.

     Authorized Officers:

Name	Title	Signature

Authorized Representatives:

Name	Title	Signature

          IN WITNESS WHEREOF, we have hereunto signed our names.

Dated:

Name:
Title:

Name:
Title:

E-2-2

EXHIBIT F

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby transfers to

(PRINT NAME AND ADDRESS OF TRANSFEREE)

[U.S.$] [Other Currency]       principal amount of this [Title of Security], and all rights with respect thereto, and irrevocably constitutes and appoints                                                   as attorney to transfer this Security on the books kept for registration thereof, with full power of substitution.

Dated

Certifying Signature

Signed

Note:

(i) The signature on this transfer form must correspond to the name as it appears on the face of this Security.

(ii) A representative of the Holder should state the capacity in which he or she signs (e.g., executor).

(iii) The signature of the person effecting the transfer shall conform to any list of duly authorized specimen signatures supplied by the registered Holder or shall be certified by a recognized bank, notary public or in such other manner as the Trustee or a paying agent may require.